                                                                 EXHIBIT 10.23



                                LETTER OF CREDIT
                                   AGREEMENT



                                    Between


                      RADIATION STERILIZERS, INCORPORATED


                                      and


                             WELLS FARGO BANK, N.A.



                          Dated as of December 1, 1984

                               TABLE OF CONTENTS


                                                                                   Page
                                                                                   ----
1.       Definitions and Accounting Terms ......................................    1

         1.1     Defined Terms .................................................    1
         1.2     Use of Defined Terms ..........................................    5
         1.3     Accounting Terms ..............................................    5
         1.4     Exhibits ......................................................    5

2.       Bonds .................................................................    5

3.       Letter of Credit ......................................................    5

4.       Loan Documents ........................................................    5

         4.1     Notes .........................................................    5
         4.2     Guaranty ......................................................    6
         4.3     Security Documents ............................................    6
         4.4     Pledge Agreement ..............................................    7
         4.5     Other Documents and Actions ...................................    7
         4.6     Additional Security ...........................................    7

5.       Conditions to Issuance and Disbursements ..............................    8

         5.1     Conditions to Issuance ........................................    8
         5.2     Conditions to Disbursements ...................................   10

6.       Reimbursement and Other Payments; Extension ...........................   10

         6.1     Reimbursement .................................................   10
         6.2     Fees ..........................................................   11
         6.3     Increased Cost Due to Change in Law                               12
         6.4     Obligations Absolute ..........................................   12
         6.5     Extension of Letter of Credit                                     13

7.       Representations and Warranties by Company                                 13

         7.1     Formation of Company ..........................................   13
         7.2     Execution, Delivery and Performance of
                    Loan Documents and Bond Documents ..........................   14
         7.3     Financial Statements ..........................................   15
         7.4     No Material Adverse Change ....................................   16
         7.5     Tax Liability .................................................   16
         7.6     Compliance with Laws ..........................................   16
         7.7     Litigation ....................................................   16

                                                                                   Page
                                                                                   ----
         7.8     Official Statement ............................................   16
         7.9     Conditions to Disbursement ....................................   17

8.       Representations and Warranties by Bank ................................   17

         8.1     Formation of Bank .............................................   16
         8.2     Authorization .................................................   17
         8.3     No Conflict ...................................................   17
         8.4     Actions and Proceedings .......................................   17

9.       Affirmative Covenants .................................................   18

         9.1     Governmental Approvals ........................................   18
         9.2     Continued Existence ...........................................   18
         9.3     Books and Records .............................................   18
         9.4     Annual Operating Statements ...................................   18
         9.5     Notice of Certain Events ......................................   19
         9.6     Opinions ......................................................   19
         9.7     Defaults of Others ............................................   19
         9.8     Tax Appeals ...................................................   19
         9.9     Surplus Construction Funds ....................................   20
         9.10    Notice Re Disbursement Conditions .............................   20

10.      Negative Covenants ....................................................   20

         10.1    Transfers of Project or Obligations ...........................   20
         10.2    Liens on Project ..............................................   20
         10.3    Liens on Personal Property ....................................   20

11.      Events of Default and Remedies Upon Default ...........................   21

         11.1    Events of Default .............................................   21
         11.2    Remedies Upon Default .........................................   22
         11.3    Cumulative Remedies; No Waiver ................................   23

                                                                                   Page
                                                                                   ----
12.      Miscellaneous .........................................................   24

         12.1    Actions .......................................................   24
         12.2    Nonliability of Bank ..........................................   25
         12.3    No Representations by Bank ....................................   26
         12.4    No Third Parties Benefited ....................................   26
         12.5    Indemnity by Company ..........................................   26
         12.6    Commissions ...................................................   27
         12.7    Binding Effect ................................................   27
         12.8    Execution in Counterparts .....................................   27
         12.9    Prior Agreements; Amendments; Contents ........................   28
         12.10   Survival of Representations and
                   Warranties ..................................................   28
         12.11   Notices .......................................................   28
         12.12   Further Assurances ............................................   29
         12.13   Governing Law .................................................   30
         12.14   Severability of Provisions ....................................   30
         12.15   Inconsistency With Security Documents .........................   30
         12.16   Headings ......................................................   30
         12.17   Time of the Essence ...........................................   30

                                                                                       Page
                                                                                       ----
         EXHIBITS
         --------

         "A"     Letter of Credit ..................................................    31

         "B"     Promissory Note ...................................................    32

         "C"     Conditions to Disbursement ........................................    33

         "D"     Legal Descriptions of the Properties ..............................    34

         "E"     Permitted Title Exceptions ........................................    35

                           LETTER OF CREDIT AGREEMENT


                 This Letter of Credit Agreement is entered into as of December 1, 1984, by and between RADIATION STERILIZERS, INCORPORATED, a California corporation ("Company"), and WELLS FARGO BANK, N.A., a national banking association ("Bank").

         1.      Definitions And Accounting Terms.

                 1.1 Defined Terms. As used in this Letter of Credit Agreement, the following terms shall have the meanings set forth respectively after each:

                          (a) "Agreement" means this Letter of Credit Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                          (b) "ALTA Policies" means the policies of title insurance covering the Properties required pursuant to Section 5.1.3 of this Agreement.

                          (c)     "Bond Documents" means all of the
         instruments, documents and agreements which may be executed from time to time by Issuer, Trustee, the Original Purchaser and/or Company in connection with the Bonds, including without limitation the following, each of which were executed as of even date herewith unless otherwise indicated and in each case either as originally executed or as the same may from time to time be supplemented, modified or amended:

                                  (1) Loan Agreement between Issuer and
                 Company (the "Loan Agreement");

                                  (2) Trust Agreement between Issuer and
                 Trustee (the "Trust Agreement");

                                  (3) Bond Purchase Agreement between Company,
                 Issuer and the Original Purchaser (the "Bond Purchase Agreement").

                          (d) "Bond Legislation" means the resolution adopted by the Board of County Commissioners of the Issuer authorizing the issuance of the Bonds.

                          (e) "Bond Proceeds" means the proceeds of the Bonds, including without limitation any insurance or condemnation proceeds or other assets held by the

         Trustee in special funds established pursuant to the Bond Documents or otherwise.

                          (f) "Bonds" means the County of Delaware, Ohio Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project) to be issued pursuant to the Trust Agreement.

                          (g) "Business Day" means any day of the year, other than a Saturday or a Sunday, (a) on which banks located (i) in the cities in which the principal corporate trust office of the Trustee and the principal office of the Bank are located, and (ii) in New York, New York, are not required or authorized by law to remain closed, and (b) on which the New York Stock Exchange is not closed.

                          (h) "Code" means the Internal Revenue Code of 1954, as amended, and references to the Code and Sections of the Code shall include relevant regulations and proposed regulations thereunder and any successor provisions to such Sections, regulations or proposed regulations.

                          (i) "Company Bonds" means Bonds (a) purchased by Trustee or the Remarketing Agent (as defined in the Trust Agreement) with moneys furnished by Company pursuant to Section 4.11 of the Loan Agreement and (b) delivered to Bank or its nominee pursuant to Section 7(l) or 7(m) of the Bond Legislation as a result of the occurrence of an Event of Default.

                          (j) "Conditions to Disbursement" means the conditions set forth in Exhibit "C" hereto, either as now existing or as it may from time to time be supple- mented, modified or amended.

                          (k) "Deeds of Trust" means the deeds of trust covering the Properties required pursuant to Section 4.3(a) of this Agreement, either as originally executed or as any of them may from time to time be supplemented, modified or amended.

                          (l) "Designated Representative" means either the "Authorized Company Representative" under the Loan Agreement or, if Bank so requests, a different Person, authorized by Company, with the approval of Bank, to deliver certificates, requests for disbursements and other documents and material to Bank pursuant to this Agreement.

                          (m)     "Disbursement" means each of the
         disbursements by Trustee of Bond Proceeds pursuant to this Agreement and the Bond Documents.

                          (n) "Documents" means, collectively, the Bond Documents and the Loan Documents.

                          (o) "Drawing Bonds" means Bonds delivered or deemed delivered to Bank or its nominee pursuant to the Trust Agreement and Section 7 of the Bond Legislation as the result of a "C Drawing," or a "C Drawing" and a "D Drawing," under the Letter of Credit.

                          (p) "Event of Default" means each of those events so designated in Article 11 of this Agreement.


                          (q) "Financing Statements" means the UCC-1 financing statements required pursuant to Section 4.3(c) of this Agreement, either as originally executed or as they may from time to time be supplemented, modified or amended.

                          (r) "Fiscal Year" means Company's fiscal year, ending on March 31 of each calendar year.

                          (s) "Guarantor" means Charles King & Associates, a California limited partnership.

                          (t) "Guaranty" means the guaranty required pursuant to Section 4.2 of this Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                          (u)     "Issuer" means the County of Delaware, Ohio.

                          (v) "Letter of Credit" means the letter of credit to be issued by Bank pursuant to this Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                          (w) "Loan Documents" means, collectively, this Agreement, the Notes and the Security Documents, in each case either as originally executed or as the same may from time to time be supplemented, modified or amended.

                          (x) "Notes" means the promissory note or notes required pursuant to Section 4.1 of this Agree-ment, either as originally executed or as from time to time supplemented, modified or amended.

                          (y) "Original Purchaser" means Prudential-Bache Securities Inc., a Delaware corporation.

                          (z) "Person" means any person or entity, whether an individual, trustee, corporation, partnership, trust, unincorporated organization or otherwise.

                          (aa) "Personal Property" means all of Guarantor's right, title, interest in and to all furniture, furnishings, fixtures, machinery, equipment, inventory and personal property of every kind and nature, whether tangible or intangible, now or hereafter located at, upon or about any of the Properties, or used or to be used in connection with or relating to or arising with respect to any Property.

                          (bb) "Pledge Agreement" means the pledge and security agreement required pursuant to Section 4.4 of this Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                          (cc)    "Project" means the construction and
         operation of the industrial facility described in Exhibit "F" hereto for the sterilization of packaged products using ionizing radiation, as provided in the Loan Agreement.

                          (dd) "Project Costs" means all costs of any nature whatsoever incurred by or on behalf of Company in connection with the Project.

                          (ee) "Properties" means, collectively, the parcels of real property described in Exhibit "D" attached hereto.

                          (ff) "Security Agreement" means the security agreement covering the Personal Property required pursuant to Section 4.3(b) of this Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                          (gg) "Security Documents" means, collectively, the Deeds of Trust, the Security Agreement, the Financing Statements, the Guaranty, the Pledge Agreement, and any other mortgage, deed of trust, security agreement, financing statement, assignment or guaranty now, hereto-fore or hereafter executed to secure the Notes, the obligations of Company to Bank under this Agreement, the obligations of Guarantor to Bank under the Guaranty or the obligations of Company to Trustee under the Loan Agreement and other Documents, in each case either as originally executed or as the same may from time to time be supplemented, modified or amended.

                          (hh) "Trustee" means Bank One Trust Company, N.A., a national banking association, or its successors as trustee under the Trust Agreement.

                 1.2 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any number of the members of the relevant class.

                 1.3 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, generally accepted accounting principles applied on a consistent basis.

                 1.4 Exhibits. All Exhibits to this Agreement, either as now existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

         2. Bonds Company contemplates entry into the Bond Documents in order to cause the issuance of the Bonds, so that the Bond Proceeds may be used to finance the Project.

         3. Letter of Credit. In order to enhance the market ability of the Bonds, Company has requested Bank to issue an irrevocable letter of credit in the form attached hereto as Exhibit "A" (such letter of credit and any successor or substitute letter of credit issued pursuant to this Agreement being herein individually and collectively referred to as the "Letter of Credit") in an aggregate amount not exceeding $5,047,672.00, of which an amount not exceeding $4,900,000.00 shall be available to pay the principal amount or purchase price of the Bonds, an amount not exceeding $147,672.00 shall be available in accordance with the terms of the Letter of Credit to pay for interest accrued on the Bonds, all as more particularly provided in the Letter of Credit. Bank is willing to issue the Letter of Credit on the terms and conditions contained in this Agreement and the other Loan Documents.

         4.      Loan Documents.

                 4.1 Notes. The obligation of Company to make payment to Bank of its obligations pursuant to this Agreement and the other Loan Documents shall be evidenced by, and shall bear interest at the rates specified in, one or more promissory notes of Company which shall be executed by Company and delivered by Company to Bank in such form and content, and at such times, as Bank may from time to time require by notice to Company. The promissory note to be executed by Company and delivered pursuant to Section 5.1.1(a), below, shall be in the form attached hereto as Exhibit "B". Such promissory note(s), together with any and all other promissory notes required by Bank pursuant to this Section 4.1 shall be modified or amended by Company from time to time as required by Bank. Without limitation upon the generality of the foregoing, in the event that the obligations of Company under this Agreement or any of the other Loan Documents exceeds or may exceed the face amount of the promissory note delivered pursuant to Section 5.1.1(a), below, Company shall execute and deliver to Bank, at Bank's request, an additional note or notes in substitution for, or in addition to, the promissory note delivered pursuant to Section 5.1.1(a), below. The interest rate under any such promissory notes or amendments thereto shall be consistent with the interest rate in the promissory note attached hereto as Exhibit "B". All of the promissory notes required pursuant to this Section 4.1 are referred to collectively in this Agreement as the "Notes."

                 4.2 Guaranty. In consideration of Bank's entry into this Agreement and the other Loan Documents, and as security for the prompt payment when due of all sums of principal and interest advanced by Bank pursuant to the Letter of Credit as well as for payment of any other sums owing pursuant to this Agreement, the Notes or any of the other Loan Documents, Company shall, at its sole expense, deliver or cause to be delivered to Bank a guaranty (the "Guaranty") executed by Guarantor, in such form and content as Bank shall in its sole discretion require.

                 4.3 Security Documents. In consideration of Bank's entry into this Agreement and the other Loan Documents, and as security for (1) each and every obligation of Guarantor under the Guaranty, and (2) each and every obligation of Company to Trustee under the Loan Agreement and the other Documents, Company shall, at its sole expense, deliver or cause to be delivered by Guarantor to the Bank, and record or cause to be recorded, if appropriate, the following documents, each of which shall be in such form and content, and executed by such persons and/or entities, as Bank shall in its sole discretion require, and all of which, along with the Guaranty, are collectively referred to in this Agreement as the "Security Documents":

                          (a)     A deed of trust covering each of the
         Properties (collectively, the "Deeds of Trust").

                          (b) A security agreement granting to Bank and Trustee a security interest in the Personal Property (the "Security Agreement").

                          (c) Two financing statements covering the Personal Property (the "Financing Statements").

                 4.4 Pledge Agreement. In consideration of Bank's entry into this Agreement and the other Loan Documents, and as security for the prompt payment when due of all sums of principal and interest advanced by Bank pursuant to the Letter of Credit as well as for payment of any other sums owing pursuant to this Agreement, the Notes or any of the other Loan Documents, Company shall, at its sole expense, deliver or cause to be delivered to Bank a pledge and security agreement (the "Pledge Agreement") executed by Company, in such form and content as Bank shall in its sole discretion require, assigning to Bank Company's right, title and interest to the Drawing Bonds and the Company Bonds.

                 4.5 Other Documents and Actions. Company agrees to execute, acknowledge and/or deliver or cause to be executed, acknowledged and/or delivered to Bank such other instruments, agreements and other documents (including without limitation such amendments to the Security Documents as may be required by Bank in order to reflect amendments or supplements to this Agreement or the Notes, as provided in Section 4.1, above), and to take such actions, upon request by Bank, as Bank may reasonably request in order to carry out the purposes of this Agreement and the other Loan Documents and the transactions contemplated thereby and to protect and/or further the validity, priority and/or enforceability of the Security Documents or subject to the Security Documents any property, together with any renewals, additions, substitutions, replacements or betterments thereto, intended by the terms of this Agreement or the other Loan Documents to be covered by the Security Documents.

                 4.6 Additional Security. Bank shall not acquire any security for the obligations of Company, Guarantor or

Charles W. King, Jr. under this Agreement or the other Loan Documents, other than the rights granted to Bank under the Pledge Agreement and the Guaranty as of the date hereof unless Company shall have afforded to Trustee, for the benefit of the holders of the Bonds, prior to or simultaneously with the taking by Bank of such security, rights which shall, at the option of Bank, be either senior to the rights of Bank or of equal priority with the rights of Bank in connection with such security.

         5.      Conditions to Issuance and Disbursements.

                 5.1 Conditions to Issuance. The obligation of Bank to issue the Letter of Credit is subject to the following conditions precedent:

                          5.1.1     Bank shall have received all of the
following, each of which shall be in form and substance satisfactory to Bank:

                          (a) the original promissory note to be delivered pursuant to Section 4.1. above;

                          (b)     the original Guaranty;

                          (c)     the original Deeds of Trust;

                          (d)     the original Security Agreement;

                          (e)     the original Financing Statements;

                          (f)     the original Pledge Agreement;

                          (g) copies of the articles and by-laws of Company and any and all supplements and amendments thereto, all certified to be true and correct by the Secretary of Company;

                          (h)     an original of each of the opinions,
                 certificates, letters and other documents specified in,
                 Section 5(b) of the Bond Purchase Agreement, in each case addressed to Bank;

                          (i) a written opinion of Company's counsel, in form and substance satisfactory to Bank, covering such matters relating to Company and the Loan Documents as may be required by Bank;

                          (j) a copy of the partnership agreement of Guarantor and a copy of the certificate of limited partnership of Guarantor as recorded in San Mateo County, California, and copies of any and all amendments to such documents, all certified as true, complete and correct by Charles W. King, Jr.;

                          (k) a written opinion of Guarantor's counsel, in form and substance satisfactory to Bank, covering such matters relating to Guarantor and the Loan Documents as may be required by Bank;

                          (l) the certificate required pursuant to Section 7.2.1, below;

                          (m) a copy of the Bond Legislation, certified by the Clerk of the Board of County Commissioners of Issuer (which certificate shall state that the Bond Legislation is in full force and effect on the date of initial authentication and delivery of the Bonds to the Original Purchaser);

                          (n) an executed copy (or a duplicate thereof) of the Trust Agreement and the Loan Agreement;

                          (o) the financial statements of Company and Guarantor required to be furnished hereunder and under the Guaranty, and the insurance policies required to be furnished by the Guarantor under the Guaranty; and

                          (p) such other instruments, certificates, opinions, consents and other documents as Bank may reasonably require.

                          5.1.2     The Deeds of Trust shall have been duly
recorded.

                          5.1.3     Company shall, at its sole expense, have
delivered or caused to be delivered to Bank original ALTA form extended coverage lender's policies of title insurance, or evidence of commitments therefor satisfactory to Bank, in form and substance and issued by an insurer or insurers satisfactory to Bank, together with such indorsements (including without limitation CLTA Form 100 and 116 endorsements) and binders thereto as may from time to time be required by Bank, naming Bank and Trustee, as their interests appear, as insured, in an aggregate policy amount of not less than $5,047,672.00, insuring the Deeds of Trust to be valid liens upon the Properties, subordinate to no prior mortgages, deeds of trust or like encumbrances other than the matters listed in Exhibit "E" attached hereto (the

"Permitted Encumbrances"), and showing the Properties to be owned by Guarantor in fee simple.

                          5.1.4     The Financing Statements shall have been
filed with the California Secretary of State, and Bank shall have received a certificate of the California Secretary of State, in form and substance satisfactory to Bank, showing the Financing Statements to be subject to no prior filings other than filings perfecting rights of other lenders with respect to security interests ("Permitted Liens") granted by Company in conjunction with any Permitted Encumbrance.

                          5.1.5     The Bonds shall have been simultaneously
duly executed and delivered, all of the Bonds shall have been sold, and the full authorized face amount of the Bonds (less such fees to the Original Purchaser as are paid therefrom at the time of sale, as provided in the Bond Documents) shall have been received by Trustee, as required pursuant to the Bond Documents.

                 5.2 Conditions to Disbursements. The conditions described in Exhibit "C" attached here all be conditions precedent to each Disbursement. Following the initial purchase of the Bonds by the Original Purchaser, Bank shall provide Trustee with a standing written approval of all Disbursements thereafter requested by the Authorized Company Representative (as defined in the Loan Agreement); provided, however, that such standing approval shall be revoked in the event that either Bank or Trustee learns that any Condition to Disbursement was not on the date of this Agreement, or has since ceased to be, fulfilled. Following any such revocation, Bank's approval shall be required at the time of each Disbursement unless and until Bank, in its sole discretion, chooses to provide Trustee with another revocable standing approval.

         6.      Reimbursement and Other Payments; Extension.

                 6.1 Reimbursement. Company hereby agrees to pay to Bank at the times indicated, in cash or by such other means as may be satisfactory to Bank in its sole discretion, the following:

                          (a) on the date of any disbursement of funds by Bank under the Letter of Credit, the entire amount of any and all funds disbursed by Bank under the Letter of Credit;

                          (b) upon demand, all reasonable amounts expended, advanced or incurred by Bank (i) in connection with the negotiation, preparation, execution, delivery, issuance, administration and performance of the Letter of Credit, this Agreement or any other Loan Document, or any matter related thereto; (ii) to satisfy any obligation of Company or Guarantor under this Agreement or any of the Loan Documents; and (iii) to collect the Notes and to enforce the rights of the Bank under this Agreement or any other Loan Document (including without limitation any costs incurred by Bank in connection with any insolvency or bankruptcy proceeding affecting Company or Guarantor or any other Person involved in the Project), which amounts will include all court costs, appraisal fees, reasonable attorneys' fees, fees of auditors and accountants and investigation expenses reasonably incurred by Bank in connection with any such matters;

                          (c) upon demand, all other amounts owing to Bank by Company under this Agreement or any of the other Loan Documents, together with interest thereon from the date such amounts become due at the interest rate provided in the Notes.

All sums owing pursuant to this Section 6.1 shall be evidenced by, and shall be payable with interest as provided in, the Notes. Any disbursement of funds by Bank under the Letter of Credit is hereby deemed a demand for payment of a like amount under the Notes.

                 6.2 Fees. Company hereby agrees to pay to Bank, in cash or by such other means as may be satisfactory to Bank in its sole discretion, amounts as follows:

                          (a) (i) on or before the date on which the Bonds are sold to the Original Purchaser pursuant to the Bond Purchase Agreement, as a loan administration fee for the first year of the term of the Letter of Credit, in advance, an amount equal to one percent (1%) of the undrawn amount initially available to be drawn under the Letter of Credit; and (ii) for each subsequent year that the Letter of Credit remains in effect until the expiration of its three (3) year term, Company will pay to Bank, in advance, on or before the anniversary of issuance of the Letter of Credit, a loan administration fee in an amount equal to one percent (1%) of the undrawn amount available to be drawn under the Letter of Credit as of the last day of the pre-ceding year of the term of the Letter of Credit (which amount will take into account principal reductions of the Bonds).

In no event shall Bank have any obligation to make reimbursement or to otherwise account to Company in respect of fees paid by Company as a result of any reduction in the undrawn amount under the Letter of Credit.

                 6.3 Increased Costs Due to Change in Law. If any change in any law or regulation or in the interpretation thereof by any court or administrative agency shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by Bank, or (ii) impose on Bank any other condition regarding this Agreement or the Letter of Credit (other than changes in the rates of income taxation generally applicable to Bank), and the result of any such event shall be to increase the cost to Bank of issuing or maintaining the Letter of Credit (which increase in cost shall be determined by Bank's reasonable allocation of the aggregate of such cost increases resulting from such events), and such requirement or cost shall remain in effect for more than one hundred eighty
(180) days after notice thereof from Bank to Company, then (a) Bank shall so notify Company, and (b) upon receipt of such notice from Bank, Company shall promptly pay to Bank, from time to time as specified by Bank, additional amounts which shall be sufficient to compensate Bank for such increased costs as accrue after the expiration of such one hundred eighty (180) day period, together with interest on each such amount from the date of such notice until payment in full thereof at the rate contained in the Notes. A certificate as to such increased cost incurred by Bank as a result of any such event, submitted by Bank to Company, shall be conclusive as to the amount thereof.

                 6.4 Obligations Absolute. The obligations of Company under this Agreement and the Notes shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and the Notes, under all circumstances whatsoever, including, without limitation, the following circumstances:

                          (a) any lack of validity or enforceability of the Letter of Credit, or any of the Loan Documents or the Bond Documents or any other agreement or instrument related thereto;

                          (b) any amendment or waiver of or any consent to departure from the terms of the Letter of Credit or any of the Loan Documents or the Bond Documents or any other agreement or instrument related thereto;

                          (c) the existence of any claim, set-off, defense or other right which the Company, Guarantor or Issuer may have at any time against Trustee, any beneficiary or any transferee of the Letter of Credit (or any Person for whom Trustee, any such beneficiary or any such transferee may be acting), Bank or any other Person, whether in connection with this Agreement, the Letter of Credit, any of the other Loan Documents, the Bonds or any other agreement or instrument related thereto, or in connection with the Project or any unrelated transaction;

                          (d) any statement, draft or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever;

                          (e) the surrender or impairment of any security for the performance or observance of the terms of this Agreement, any of the other Loan Documents or any other agreement related thereto; or

                          (f) any other circumstance, happening or omission whatsoever, whether or not similar to any of the foregoing.

                 6.5 Extension of Letter of Credit. The term of the Letter of Credit may be extended if, following Company's request, Bank and Company reach agreement on the terms of such extension. Bank shall not be obligated to enter into any such extension or to otherwise extend, modify or supplement the Letter of Credit or any of the other Loan Documents.

         7. Representations and Warranties by Company. As a material inducement to Bank's entry into this Agreement and the transactions contemplated hereby, Company represents and warrants to Bank that:

                 7.1 Formation of Company. Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of California, (b) has all requisite power and authority to conduct its business and to own and lease its properties, and (c) is duly qualified to do business in, and is in good standing in, every jurisdiction in which the nature of business conducted by it makes such qualification necessary or where failure to so qualify would have a material adverse effect on its business or financial condition or its performance of its obligations under the Loan Documents or the Bond Documents.

                 7.2 Execution, Delivery and Performance of Loan Documents and Bond Documents.

                          7.2.1     Company and Guarantor have all requisite
power and authority to execute and deliver, and to perform all of their obligations under, the Loan Documents and the Bond Documents, and shall execute and deliver to Bank, prior to the issuance of the Letter of Credit and as a condition thereto, a certificate evidencing the due authorization and consent of the board of directors of Company and the partners in Guarantor to the execution of the Loan Documents and Bond Documents and the entry by Company and Guarantor into the transaction contemplated thereby.

                          7.2.2     The execution and delivery by Company and
Guarantor of, and the performance by Company and Guarantor of all of their obligations under, each Loan Document and Bond Document have been duly authorized by all necessary action and do not and will not:

                          (a)     require any consent or approval not
         heretofore obtained of any Person having any interest in Company or Guarantor;

                          (b) violate any provision of, or require any consent under the articles or by-laws of Company or the partnership agreement or certificate of partnership of Guarantor;

                          (c)     result in or require the creation or
         imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others, or other encumbrance of any nature (other than as contemplated under the Loan Documents and the Bond Documents) upon or with respect to any property now owned or leased or hereafter acquired by Company or Guarantor;

                          (d) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Company or Guarantor; or

                          (e) result in a breach of or constitute a default under, or cause or permit the acceleration of any material obligation owed under, any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Company or Guarantor is a party or by which Company or Guarantor or any of their property is bound or affected.

                          7.2.3     At the time of execution of this Agreement,
neither Company nor Guarantor is in default in any respect that is materially adverse to the interests of the holders of the Loan Documents or the Bond Documents or that would have any material adverse effect on the financial condition of Company or Guarantor or the conduct of their business under any law, rule, regulation, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in
Section 7.2.2(d) or Section 7.2.2(e), above,

                          7.2.4     No authorization, consent, approval, order,
license, exemption from, or filing or registration or qualification with, any court or governmental department, public body, authority, commission, board, bureau, agency, or instrumentality, is or will be required to authorize, or is otherwise required (except for such authorizations, consents, approvals, orders, licenses, exemptions or filings as may be required under the state securities or "Blue Sky" laws in connection with the sale of the Bonds by the Original Purchaser under the Bond Purchase Agreement, which shall be obtained to the extent necessary by the Original Purchaser) in connection with the following:

                          (a) the execution and delivery by Company and Guarantor of, and the performance by Company and Guarantor of all of their respective obligations under, the Loan Documents and the Bond Documents, or

                          (b)     the creation of the liens, security
         interests, or other charges or encumbrances described in the Loan Documents and the Bond Documents.

                          7.2.5     Each of the Loan Documents and the Bond
Documents, when executed and delivered, will constitute the legal, valid, and binding obligations of Company and Guarantor (to the extent each is a party thereto or obligated thereunder), enforceable against Company and Guarantor in accordance with its terms.

                 7.3 Financial Statements. Company and Guarantor have each furnished to Bank their respective financial statements, and such statements and any other financial statements or reports submitted by Company or Guarantor to Bank or to the Original Purchaser accurately reflect the financial position of Company and Guarantor as of the date thereof.

                 7.4 No Material Adverse Change. There has been no material adverse change in the condition, financial or otherwise, of Company or Guarantor since the dates of the financial statements described in Section 7.3, above.

                 7.5 Tax Liability. Company and Guarantor have each filed all tax returns (federal, state and local) required to be filed and has paid all taxes shown thereon to be due and all property taxes due, including interest and penalties, if any; provided, however, that Company and Guarantor shall not be required to pay and discharge any such tax so long as the legality thereof shall be promptly and actively contested in good faith and by appropriate proceedings. Company and Guarantor have each established and are maintaining adequate reserves for tax liabilities, if any (including any tax liabilities contested pursuant to this Section 7.5).

                 7.6 Compliance with Laws. Company and Guarantor are and shall remain in compliance in all material respects with all laws, regulations and requirements applicable to their respective businesses and have each obtained all authorizations, consents, approvals, orders, licenses, exemptions from, and have each accomplished all filings or registrations or qualifications with, any court or governmental department, public body, authority, commission, board, bureau, agency or instrumentality, failure to obtain or comply with which would have a material and adverse effect upon their respective businesses.

                 7.7 Litigation. There are no actions, suits or proceedings pending or threatened against or affecting Company or Guarantor or the property of Company or Guarantor before any court or governmental department, public body, authority, commission, board, bureau, agency or instrumentality, except as expressly disclosed to Bank in writing by Company or Guarantor prior to the execution of this Agreement.

                 7.8 Official Statement. To the best of Company's knowledge, neither the Official Statement nor the Preliminary Official Statement provided in connection with the Bonds, nor any certificate or statement or any data furnished by Company to Bank or to Trustee or any other person or entity in connection with the negotiation of this Agreement or any of the other Loan Documents or the Bond Documents or the transactions contemplated thereby (other than statements contained in the Preliminary Official Statement which were revised or corrected in the Official Statement) contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                 7.9 Conditions to Disbursement. All of the Conditions to Disbursement have been fulfilled, except as expressly disclosed to Bank in writing by Company prior to the execution of this Agreement.

         8. Representations and Warranties by Bank. As a material inducement to Company's entry into this Agreement and the transactions contemplated hereby, Bank represents and warrants to Company that:

                 8.1 Formation of Bank. Bank is a national banking association, duly organized, validly existing and in good standing; Bank has all requisite corporate power to carry on its business as now being conducted, and has all requisite corporate power and authority to enter into this Agreement, issue the Letter of Credit, and perform its obligations hereunder and thereunder.

                 8.2 Authorization. The execution, delivery and performance of this Agreement and the issuance of the Letter of Credit by the Bank have been duly authorized by all necessary corporate action on the part of Bank.

                 8.3 No Conflict. The execution, delivery and performance of this Agreement and the issuance of the Letter of Credit by Bank do not conflict with or violate any provision of the articles of incorporation or by-laws of Bank and do not, to the best of Bank's knowledge, conflict with, violate, result in a breach of, or cause a default under (i) any provision of federal, state or local law or regulation relating to the business or assets of Bank, (ii) any provision of any consent, arbitration award, judgment or decree by which Bank is bound, or (iii) any provision of any agreement or instrument to which Bank is a party or by which Bank or its assets are bound or restricted.

                 8.4 Actions and Proceedings. There is no pending action or proceeding before any court, governmental agency or arbitrator against Bank and, to the best of Bank's knowledge, there is no threatened action or proceeding against Bank before any court, governmental agency or arbitrator which would materially and adversely affect the ability of the Bank to perform its obligations under this Agreement or the Letter of Credit, subject to applicable laws, principles and judicial decisions.

         9. Affirmative Covenants. For so long as any obligation of Company in connection with this Agreement or any of the other Loan Documents remains outstanding, Company shall, unless Bank otherwise consents in writing:

                 9.1 Governmental Approvals. Deliver to Bank, from time to time at Bank's request, evidence in form and substance satisfactory to Bank that Company has complied with all applicable laws, ordinances, regulations and other requirements relating thereto.

                 9.2 Continued Existence. Maintain its existence, and continue to be a corporation in good standing in the State of California. In connection with the covenants given pursuant to this Section 9.2, Company agrees that it will not dissolve or otherwise dispose of all or substantially all of its assets.

                 9.3 Books and Records. Maintain full and complete books of account and other records reflecting the results of its operations (in conjunction with any other ventures as well as specifically with respect to the Project), including without limitation all contributions of equity investment capital, and provide to Bank, promptly after request by Bank therefor, such financial statements and other information pertaining to Company, and the assets and operations of Company, as Bank may from time to time request.

                 9.4 Annual Operating Statements. Deliver to Bank the following:

                          (a)     Promptly and in any event within ninety
         (90)days after the end of each Fiscal Year, balance sheets and statements of income for Company's operations for such Fiscal Year, accompanied with all supporting schedules and certificates of Company's chief financial officer that the statements are true and correct.

                          (b) Upon request, to copies of all such regular or periodic financial statements or financial reports as Company shall send to its shareholder(s).

                          (c) Upon request, copies of all such regular or periodic reports which are available for public inspection which Company may be required to file with any federal or state department, bureau, commission or agency, including without limitation tax returns.

                          (d) Promptly and in any event within one hundred twenty (120) days after the end of each Fiscal Year, a certification of a Designated Representative that no Event of Default has occurred and Company is in compliance with all covenants and agreements made by Company and contained in this Agreement or any of the Loan Documents.

                 9.5      Notice of Certain Events.  Promptly notify Bank if
(a) Company learns of the occurrence of any event which constitutes, or will, with the passage of time or the giving of notice or both, constitute an Event of Default or a default under this Agreement or any of the other Loan Documents or any of the Bond Documents, together with a detailed statement by a responsible officer of Company specifying the nature thereof and what action Company is taking or proposes to take with respect thereto, or (b) Company receives any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness of Company or of any security (as defined in the Securities Act of 1933, as amended) of Company with respect to a claimed default, together with a detailed statement by a responsible officer of Company specifying the notice given or other action taken by such holder and the nature of the claimed default and what action Company is taking or proposes to take with respect thereto, or (c) Company learns of the existence of any legal, judicial or regulatory proceedings affecting Company or any property of Company in which the amount involved is material and is not covered by insurance or which, if adversely determined, would cause a material adverse change in the financial condition of Company, or
(d) there shall occur or exist any other event or condition causing a material adverse change in the financial condition of Company.

                 9.6 Opinions. Deliver to Bank, concurrently with the delivery thereof to Trustee, a copy of each opinion of counsel required pursuant to the Bond Documents, in each case addressed to Bank.

                 9.7 Defaults of Others. Use its best efforts to cure or cause to be cured all defaults of Trustee or Issuer under the Bond Documents, if economically practical and/or required in order to avoid an event of default under the Bonds.

                 9.8 Tax Appeals. Bring, maintain and diligently prosecute any and all actions, appeals and proceedings which are available to Company in order to challenge, reverse or set aside a "determination of taxability," as that term is defined in the Bond Documents.

                 9.9 Surplus Construction Funds. Subsections 3.3(k)(iii) and (iv) of the Loan Agreement notwithstanding, use moneys in the Construction Fund (as defined in the Loan Agreement) remaining after the Project is complete and fully paid for solely for the purposes described in Subsections 3.3(k)(i) and (ii) of the Loan Agreement and/or for the purchase of Cobalt- 60 and similar raw materials for use in the operation of the Project.

                 9.10 Notice re Disbursement Conditions. Promptly notify Bank if Company learns that any Condition to Disbursement was not on the date of this Agreement, or has since ceased to be, fulfilled.

         10. Negative Covenants. For so long as any obligation of Company in connection with this Agreement or any of the other Loan Documents remains outstanding, Company shall not, unless Bank otherwise consents in writing:

                 10.1 Transfers of Project or Obligations. Assign or delegate any obligations under the Bonds, the Letter of Credit, this Agreement or any of the other Loan Documents or Bond Documents, or sell, assign, convey, lease as a whole or otherwise transfer the Project or any interest therein, without the express prior written consent of Bank, which consent may be granted or withheld in its sole discretion. In connection with the restrictions contained in this Section 10.1, Company acknowledges that Bank has entered into the transaction contemplated by this Agreement in reliance upon the financial strength, creditworthiness, reputation and management expertise of Company and would not have entered into such transaction but for such reliance.

                 10.2 Liens on Project. Create or cause or suffer to become effective any mortgage, deed of trust or like lien or encumbrance affecting the Project or any portion of the same, except for the lien of non-delinquent real property taxes and those matters listed in Exhibit "G" hereto. In connection with the restrictions contained in this Section 10.2 and in Section 10.3, below, Company acknowledges that liens and encumbrances of the Project will, in Bank's view, impair Company's financial strength and creditworthiness.

                 10.3 Liens on Personal Property. Install in, or otherwise use in connection with, the Project any personal property under any security agreements or similar agreements however denominated whereby the right is reserved or accrues to anyone to remove or repossess any such items or whereby any Person other than Bank or Trustee reserves or acquires a lien upon such items.

         11.     Events of Default and Remedies Upon Default.

                 11.1 Events of Default. The occurrence of any one or more of the following, whatever the reason therefor, shall constitute an Event of Default hereunder:

                          (a) Company shall fail to pay any amount of principal or interest owing under this Agreement, the Notes or any of the Loan Documents, together with interest thereon from the due date until payment at the rate provided in the Notes, within ten (10) days after the date on which payment is due; or

                          (b) Either Company or Guarantor shall fail to perform or observe any term, covenant or agreement contained in any of the Loan Documents on its part to be performed or observed the breach of which can be cured by the payment of money, within ten (10) days after notice; or

                          (c) Either Company or Guarantor shall fail to perform or observe any term, covenant or agreement contained in any of the Loan Documents on its part to be performed or observed, other than terms, covenants or agreements the breach of which can be cured by the payment of money, within thirty (30) days after notice (provided, however, that if cure cannot reasonably be effected within such thirty
         (30) day period there shall be no Event of Default under this Section 11.1(c) so long as Company or Guarantor commences cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion); or

                          (d) Trustee declares any default in connection with the Bonds or the Bond Documents; or

                          (e) Company shall fail to perform or observe any term, covenant or agreement contained in any of the Bond Documents on its part to be performed or observed; or

                          (f) Any representation or warranty in any of the Loan Documents or Bond Documents or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with any of the Loan Documents or Bond Documents proves to have been incorrect in any material respect when made; or

                          (g) All or a substantial portion of any Property is condemned, seized or appropriated by a governmental authority; or

                          (h) The dissolution or liquidation of Company or Guarantor or failure by Company or Guarantor promptly to lift any execution, garnishment or attachment of such consequence as will materially impair its ability to make any payments under the Loan Documents, or the entry of an order for relief by a court of competent jurisdiction in any proceeding for the liquidation or reorganization of Company or Guarantor, or the filing of a petition by or against Company or Guarantor under the provisions of any bankruptcy act or under any similar act which may be hereafter enacted, or an assignment by Company or Guarantor for the benefit of its creditors, or the entry by Company or Guarantor into an agreement of composition with its creditors or the appointment of a receiver, trustee, custodian, liquidator or similar officer for Company or Guarantor; or

                          (i) Cessation of ownership or operation by Guarantor of any Property (except as a result of damage, destruction or condemnation of the Property, if Guarantor thereafter complies with the provisions of the Loan Documents pertaining thereto) without the prior approval of Bank required under Section 11.3 of the Guaranty.

                 11.2 Remedies Upon Default. Upon the occurrence of any Event of Default, Bank may, at its option, do any or all of the following:

                          (a) Declare the principal of all amounts owing under the Notes, this Agreement and the other Loan Documents (including all obligations secured by the Security Documents) and all other indebtedness of

         Company to Bank, together with interest thereon, to be forthwith due and payable, regardless of any other specified maturity or due date, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, and without the necessity of prior recourse to any security;

                          (b) Implement any remedies available to Bank under or in connection with the Bond Documents;

                          (c) Terminate its consent to the disbursement or release of the Bond Proceeds;

                          (d) If the Event of Default may be cured by Bank by taking actions or making payments of money, Bank shall have the right (but not the obligation) to take such actions (including without limitation the retention of attorneys and the commencement or prosecution of actions on its own behalf or on behalf of Company), make such payments and pay for the costs of such actions (including without limitation attorneys' fees and court costs) from its own funds; provided, that the taking of such actions at Bank's expense or the making of such payments by Bank out of Bank's own funds shall not be deemed to cure such Event of Default, and the same shall not be so cured unless and until Company shall have reimbursed Bank for such payment, together with interest at the rate provided for in the Notes, from the date of such payment until the date of reimbursement. If Bank advances its own funds for such purposes, such funds shall be considered advances under the Notes and shall be secured by the Security Documents, notwithstanding that such advances may cause the total amount advanced hereunder to exceed the face amount of the Notes or the amount committed to be advanced pursuant to this Agreement, and Company shall immediately upon demand reimburse Bank therefor with interest at the rate provided for in the Notes, from the date of such advance until the date of reimbursement; and

                          (e) Exercise any and all of its rights under the Loan Documents or the Bond Documents or as provided by law including, without limitation, foreclosing on any security, and exercise any other rights with respect to any security, whether under the Security Documents or any other agreement or as provided by law, all in such order and in such manner as Bank in its sole discretion may determine.

                 11.3 Cumulative Remedies; No Waiver. All remedies of Bank provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the Letter of Credit, the Notes, the Security Documents, the Bond Documents or any of the Loan Documents, or provided by law from time to time; provided, however, that Bank hereby agrees to waive, at any time after the commencement of a proceeding by or against Company, Guarantor or Charles W. King, Jr. in bankruptcy or reorganization, its right to set off any and all deposits (general or special) at any time held and other indebtedness at any time owing by Bank to or for the credit or the account of Company, Guarantor or Charles W. King, Jr., as applicable, against any and all of the obligations of Company, Guarantor or Charles W. King, Jr., as applicable, now or hereafter existing in respect of the obligations of Company, Guarantor or Charles W. King, Jr., as applicable, set forth herein or in any of the other Loan Documents. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of default hereunder or under the Letter of Credit, the Notes, the Security Documents, the Bond Documents or any of the Loan Documents, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice Bank in the exercise of any rights hereunder or under the Letter of Credit, the Notes, the Security Documents, the Bond Documents or the Loan Documents, unless in the exercise of said rights, Bank and Trustee realize all amounts owed to either under the Letter of Credit, this Agreement, the Notes, the Security Documents, the Bond Documents and the Loan Documents and all Events of Default are cured. No waiver by Bank of any default or breach by Company or Guarantor hereunder shall be implied from any omission by Bank to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default expressly made the subject of the waiver. Any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Bank to or of any act by Company or Guarantor requiring further consent or approval shall not be deemed to waive or render unnecessary consent or approval to or of any subsequent act,

         12.     Miscellaneous.

                 12.1 Actions. Bank shall have the right to commence, appear in, and defend any action or proceeding pur-porting to affect the rights or duties of Bank, Company or Guarantor hereunder or under the Guaranty or the payment of any funds hereunder or under the Guaranty, and in connection therewith Bank may pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Company agrees to pay to Bank, on demand, all costs and expenses incurred by Bank in connection therewith, including without limitation reasonable attorneys' fees, together with interest from the date of expenditure at the rate provided in the Notes. In the event that either Bank or Company shall bring an action against the other to interpret or enforce the terms or provisions of the Letter of Credit, the Notes, this Agreement or any of the other Loan Documents, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs (whether or not taxable) as awarded by a court of competent jurisdiction, whether or not such action is prosecuted to final judgment.

                 12.2 Nonliability of Bank. Company acknowledges and agrees that:

                          (a) the relationship between Company and Bank is, and shall at all times remain, solely that of borrower and lender, and Bank neither undertakes nor assumes any responsibility or duty to Company to select, review, inspect, supervise, pass judgment upon or inform Company of any matter in connection with the Project, including without limitation matters relating to the adequacy or legal sufficiency of any of the documents, agreements or arrangements pertaining to the Bonds, the Bond Documents or the rights or obligations of any Person in connection therewith; and Company shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or information supplied to Company by Bank in connection with such matters is for the protection of Bank only and neither Company nor any other Person is entitled to rely thereon;

                          (b) Bank owes no duty of care to protect Company against negligent, faulty, inadequate or defective building or construction;

                          (c) Bank shall not be responsible or liable to Company for any loss, damage, liability or claim of any kind relating to injury or death to persons or damage to property or negligent, faulty, inadequate or defective building or construction and Company hereby indemnities and holds Bank harmless from any such loss, damage, liability or claim.

                          (d) Bank shall not be responsible or liable to Company for use which may be made of the Letter of Credit or for any acts or omissions of Trustee and any beneficiary or transferee in connection therewith;

                          (e) Bank shall not be responsible or liable to Company for the validity, sufficiency or genuineness of documents (except as to Bank's signatures thereon), or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged (except to the extent Bank is grossly negligent in accepting or relying upon such documents);

                          (f) Bank shall not be responsible or liable to Company as a result of any circumstances in any way related to the making or failure to make payment under the Letter of Credit, other than as a result of the gross negligence or willful misconduct of Bank.

                 12.3 No Representations by Bank. By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Bank pursuant to this Agreement or any of the other Loan Documents or Bond Documents, including any certificate, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Bank shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Bank. Bank may accept documents in connection with the Letter of Credit or any of the other Loan Documents or Bond Documents which appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                 12.4 No Third Parties Benefited. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Company and Bank in connection with the Letter of Credit. It shall be deemed a supplement to the Notes and the Security Documents. It is made for the sole protection of Company, Bank, and Bank's successors and assigns. No other Person shall have any rights of any nature hereunder or by reason hereof, except to the extent that Trustee is expressly granted rights hereunder.

                 12.5 Indemnity by Company. Company hereby indemnifies and holds harmless Bank and its directors, officers, agents and employees (collectively the "indemnities") from and against:

                          (a) any and all claims, demands, actions or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause of action that the Person has or asserts against Company in connection with the issuance of the Letter of Credit, the Bonds, any of the Bond Documents, or the transaction to which such documents pertain;

                          (b) any and all claims, demands, actions or causes of action that are asserted against any indemite by any Person and arise from or in connection with (i) any statement or omission, actual or alleged, in the Bond Documents, or (ii) any breach or default, actual or alleged, of the representations, warranties, covenants, conditions or agreements contained in this Agreement or any of the other Loan Documents or in any of the Bond Documents; and

                          (c) any and all liabilities, losses, costs or expenses (including court costs and attorneys' fees) that any indemnitee suffers or incurs as a result of the assertion of any claim, demand, action or cause of action specified in Section 12.5(a) or Section 12.5(b), above.

The indemnity contained in this Section 12.5 shall not extend to any claims, demands, actions, causes of action, liabilities, losses, costs or expenses which result solely from the gross negligence or willful misconduct of Bank.

                 12.6 Commissions. Company hereby indemnities and holds Bank harmless any responsibility, cost and/or liability, including any attorneys' fees incurred, in connecm tion with any claim by any Person for the payment of any commission, charge or brokerage fee in connection with the Bonds or any of the other transactions contemplated in con- nection with this Agreement.

                 12.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of Company, Bank and their respective successors and assigns, subject to the provisions of Section 10.1. above.

         12.8 Execution in Counterparts. This Agreement and any other Loan Document except the Notes may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, taken together will be deemed to be but one and the same instrument. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

         12.9 Prior Agreements; Amendments; Consents. This Agreement, together with the other Documents, contains the entire agreement between Bank and Company with respect to the Letter of Credit, and all prior negotiations, understandings and agreements with respect to the Letter of Credit are superseded by this Agreement and the other Documents. No amendment, modification, supplement, termination or waiver of any provision of this Agreement or any of the other Loan Documents, and no consent to any departure by Company therefrom, may in any event be effective unless in writing signed by Bank, and then only in the specific instance and for the specific purpose given.

         12.10 Survival of Representations and Warranties. All representations and warranties of Company contained herein or in any other Loan Document (qualified in each case by the facts and circumstances surrounding each such document at the time such document was executed) will survive the delivery of the Letter of Credit and the execution and delivery of the Notes, and are material and have been and will be relied upon by Bank, notwithstanding any investigation made by Bank or on behalf of Bank. For the purpose of the foregoing, all statements contained in any certificate, agreement or other writing delivered by or on behalf of Company or Guarantor pursuant hereto or pursuant to any other Loan Document or in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties of Company contained herein or in the other Loan Documents, as the case may be.

         12.11 Notices. All notices, requests, demands, directions and other communications provided for in this Agreement and under any of the other Loan Documents must be in writing and must be mailed, telegraphed, delivered or sent by Telex or cable to the appropriate party at its address as follows:

         If to Company:

                          Radiation Sterilizers, Incorporated
                          3000 Sand Hill Road, Building 4, Suite 245
                          Menlo Park, California 94025
                          Attention: Charles W. King, Jr.

                 with a copy to:

                          Gerald Wright, Esq.
                          General Counsel
                          Radiation Sterilizers, Incorporated
                          3000 Sand Hill Road, Building 4. Suite 245
                          Menlo Park, California 94025

         If to Bank:

                          Wells Fargo Bank, N.A,
                          Real Estate Industries Group
                          2055 Gateway Place, Suite 200
                          San Jose, California 95110
                          Attention:   George Huxtable,
                                       Vice President

                 with a copy to:

                          Sheppard, Mullin, Richter & Hampton
                          333 South Hope Street
                          48th Floor
                          Los Angeles, California 90071
                          Attention:   Robert E. Williams

Addresses for purposes of notice may be changed from time to time by written notice sent to the other parties in accordance with this Section 12.11. Any notice, request, demand, direction or other communication given by telegram, Telex or cable must be confirmed within 48 hours by letter mailed or delivered to the appropriate party at its respective address. If any notice, request, demand, direction or other communication is given by mail it will be effective upon the earlier of (a) 96 hours after deposit in the U.S. Mail, certified or registered mail, return receipt requested postage prepaid or (b) actual receipt, as indicated by the return receipt; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by Telex, when sent; or if given by personal delivery, when delivered.

         12.12 Further Assurances. Company shall, at its expense and without expense to Bank, do, execute and deliver such further acts and documents as Bank from time to time requires for the purpose of assuring and confirming unto Bank the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document, or for assuring the validity of any security interest or lien under any Security Document.

         12.13 Governing Law. All of the Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

         12.14 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid shall be inoperative, unenforceable or invalid without affecting the remaining provisions, and to this end the provisions of all Loan Documents are declared to be severable.

         12.15 Inconsistency With Security Documents. In the event that any of the provisions of the Security Documents are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall prevail.

         12.16 Headings. Article and section headings in this Agreement are included for convenience of reference only and are not part of this Agreement for any other purpose,

         12.17   Time of the Essence.  Time is of the essence.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                          "Company":

                                          RADIATION STERILIZERS, INCORPORATED
                                          a California corporation



                                          By /s/ Allan Chin
                                             -------------------------------
                                             Its  President


                                          By /s/ Charles W. King Jr.
                                             -------------------------------
                                             Its  Secretary

                                          "Bank":

                                          WELLS FARGO BANK, N.A.,
                                          a national banking association



                                          By        [SIG]
                                             -------------------------------
                                                    [SIG]
                                             -------------------------------
                                             Printed/Name and Title

                                  EXHIBIT "A"



                                LETTER OF CREDIT


                                                       Irrevocable Letter of
                                                       Credit No. _____
                                                       Dated as of _______, 1984

Bank One Trust Company, N.A.
as Trustee and Paying Agent
100 East Broad Street
Columbus, Ohio 43271-0181
Attention:  Corporate Trust Administration

Ladies and Gentlemen:

         Wells Fargo Bank, N.A. ("Bank") hereby establishes in your favor for the account of Radiation Sterilizers, Incorporated, a California corporation ("Company"), its Irrevocable Letter of Credit No. ______ ("Letter of Credit") in a maximum amount of up to 5,047,672.00 (as more fully described below) effective immediately and expiring at Bank's counters by 4:00 P.M., San Francisco time, on January 15, 1988, unless extended by Bank (the "Expiration Date").

                 This Letter of Credit is being issued in connection with that certain Trust Agreement (the "Trust Agreement") dated as of December 1, 1984, between you, as Trustee, and the County of Delaware, Ohio (the "Issuer"), pursuant to which the Issuer has agreed to authorize and issue and sell certain County of Delaware, Ohio Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project) (the "Bonds") in the aggregate principal amount of $4,900,000.00, the payment of which Bonds is secured by, among other things, this Letter of Credit.

                 As used in this Letter of Credit, the term "business day" shall mean a day other than (i) a Saturday, (ii) a Sunday, (iii) a day upon which banking institutions in the State of California or the City of New York are authorized or required by law to close, or (iv) a day on which the New York Stock Exchange is closed.

                 You, as Trustee and Paying Agent, pursuant to the Trust Agreement, are hereby irrevocably authorized to draw on Bank for the account of Company, in accordance with the terms and conditions hereof and subject to reductions in amounts as hereinafter set forth, an aggregate amount not exceeding $5,047,672,00 (Five Million Forty-Seven Thousand Six Hundred Seventy-Two Dollars) (the "Stated Amount"), of


                                      -1-
                           EXHIBIT "A"--Page 1 of 18
which (A) an aggregate amount not exceeding $4,900,000.00 may be drawn upon with respect to "A Drawings" and "C Drawings", as defined below, to cover principal of the Bonds, and (B) an aggregate amount not exceeding $147,672.00 may be drawn upon with respect to "B Drawings," "D Drawings" and E Drawings", as defined below, to cover 55 days of interest on the Bonds.

                 Funds under this Letter of Credit are only available to you against your draft(s) drawn on Wells Fargo Bank, N.A., stating on their face:
"Drawn under Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. ________" and upon your presenting to Wells Fargo Bank, N.A. one or more of the following written certificates:

                 (A) Your written certificate signed by you in the form of Exhibit A attached hereto appropriately completed (an "A Drawing");

                 (B) Your written certificate signed by you in the form of Exhibit B attached hereto appropriately completed (a "B Drawing");

                 (C) Your written certificate signed by you in the form of Exhibit C attached hereto appropriately completed (a "C Drawing");

                 (D) Your written certificate signed by you in the form of Exhibit D attached hereto appropriately completed (a "D Drawing"),

                 (E) Your written certificate signed by you in the form of Exhibit E attached hereto appropriately completed (an "E Drawing").

                 All documents presented to Bank in connection with any demand for payment hereunder, as well as all notices and other communications to Bank with respect to this Letter of Credit, shall be in writing and addressed and presented to Bank at its offices at 475 Sansome Street, San Francisco, California 94111, Attention: Letter of Credit Operations -- AU 1175, or any other place in the United States which may be designated by Bank by written notice delivered to you. Such documents, notices and other communications shall be personally delivered to Bank, or may be sent to Bank by tested Telex or over a telecopier, in which case draft requirements are waived, to the following numbers, as applicable:

         Telex No: ________________(Answerback: ________________)
         Telecopier No: _______________ (Telecopy Model ________)

If Bank receives any of your drafts drawn hereunder at such office, all in strict conformity with the terms and conditions of this Letter of Credit, on or prior to the Expiration Date, Bank will honor the same and make payment hereunder. Payments to you under this Letter of Credit shall be made by wire transfer of immediately available funds into your Account No. ______________ at Bank, or into such other account as you designate to bank in writing from time to time. If a proper draft and certificate are presented by 11:30 A.M., New York time, payment will be made that same business day; otherwise payment will be made the next business day.

                 Upon a Drawing hereunder, the total amount of this Letter of Credit shall be reduced as follows:

                 (A) With respect to any A or B Drawing, the total amount of this Letter of Credit shall be reduced by the amount of such Drawing; and

                 (B) With respect to any C or D Drawing, the total amount of this Letter of Credit shall be reduced by the amount of such Drawing, provided that Bank shall reinstate the amount of such drawing if such amount is paid to Bank by Company prior to default under that certain Letter of Credit Agreement, dated as of December 1, 1984 (the "Reimbursement Agreement"), by and between Company and Bank. In addition, in the event Bank transfers any Drawing Bonds (as defined in the Reimbursement Agreement) in its possession following any C Drawing to any person or entity (other than to you, as Trustee, for cancellation), an amount equal to the amount of such C Drawing (and any corresponding D Drawing) which was applied to pay principal and interest on the Bonds being so transferred shall automatically be reinstated hereunder. Bank will send notice of any such reinstatement to you, as Trustee, in the form attached hereto as Exhibit F.

                 (C) With respect to any E Drawing, the total amount of this Letter of Credit shall be reduced by the amount of such Drawing and such amount shall then be immediately and automatically reinstated, and Bank will send notice of such reinstatement to you, as Trustee, in the form attached hereto as Exhibit F.

                 Only you, as Trustee and Paying Agent, may make a drawing under this Letter of Credit. Upon the payment to you, as Trustee and Paying Agent, of the amount specified in a draft drawn hereunder, Bank will be fully discharged on its obligation under this Letter of Credit with respect to such draft and shall not thereafter be obligated to make any further payments under this Letter of Credit in respect to such draft to you or any other person who may have made to you or makes to you a demand for payment of principal of, purchase price of or interest on any Bond. By paying to you an amount demanded in such draft(s) we make no representation as to the correctness of the amount demanded in such draft(s).

                 Upon the earliest of (i) 15 days after the making by you of an A Drawing (and any associated B Drawing) hereunder; (ii) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that no Bonds are Outstanding within the meaning of the Trust Agreement and (b) that such officers are duly authorized to sign such certificate on behalf of you and Company; (iii) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that an Alternate Letter of Credit (as defined in the Trust Agreement) has been accepted by you as Trustee under the Trust Agreement and (b) that such officers are duly authorized to sign such certificate on behalf of you and on behalf of Company; (iv) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that no less than 15 days prior to the date of such certificate, the interest rate on the Bonds was converted to a Fixed Interest Rate (as defined in the Trust Agreement), (b) that you have not received written notification from both Company and Bank stating that this Letter of Credit is not to be cancelled, and
(c) that such officers are duly authorized to sign such certificate on behalf of you and on behalf of Company; or (v) the Expiration Date, this Letter of Credit shall automatically terminate and be delivered to Bank for cancellation.

                 This Letter of Credit shall be governed by (i) the Uniform Customs and Practice for Documentary Credit as fixed by the Congress of the International Chamber of Commerce from time to time (the "Uniform Customs") and
(ii) the laws of the State of California, including the Uniform Commercial Code as in effect in the State of California. In the event of a conflict between the Uniform Customs and the laws of the State of California, the Uniform Customs shall prevail. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to Bank at its offices at 475 Sansome Street, San Francisco, California 94111,

Attention: Letter of Credit Operations - AU 1175, specifically referring to the number of this Letter of Credit.

                 This Letter of Credit is transferable in its entirety to any transferee who has succeeded you as Trustee under the Trust Agreement. Each letter of credit issued upon any such transfer may be successively transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to Bank of this Letter of Credit accompanied by a certificate substantially in the form of Exhibit G attached hereto. Following such presentation, and as soon as this original Letter of Credit is returned to the Bank and the Bank has been paid its customary transfer fee, Bank shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee with provisions therein consistent with those of this Letter of Credit.

                 This Letter of Credit sets forth in full Bank's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Trust Agreement), except only the certificates) and the draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates) and such draft(s).


                                        Very truly yours,

                                        WELLS FARGO BANK, N.A.




                                        By __________________________________

                                           Its ______________________________

                                   EXHIBIT A


                          CERTIFICATE FOR "A DRAWING"

                       (PRINCIPAL UPON ACCELERATION, FULL
                            REDEMPTION, OR MATURITY)


                 The undersigned, a duly authorized officer of Bank One Trust Company, N.A,, a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. ___________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

                 (1) The undersigned is Trustee and Paying Agent under the Trust Agreement for the holders of the Bonds.

                 (2) Trustee and Paying Agent is making a drawing under LaeLetter of Credit with respect to the payment of principalupon acceleration, full redemption or maturity of the Bonds.

                 (3) Trustee presently holds $________ in the A Subaccount of the Bond Fund and $__________ in the B Subaccount of the Bond Fund. Trustee
presently   holds no other amounts in the Bond Fund, holds no amounts in the
Construction Fund, and holds no other funds in its capacity as Trustee or Paying Agent under the Trust Agreement.

                 (4) All funds in the B Subaccount of the Bond Fund have been delivered to Trustee by Company within the past 123 days and so do not constitute "available funds." Of the funds in the A Subaccount of the Bond Fund, $ ________ is needed by Trustee to pay current interest on the outstanding Bonds; the remainder of the funds in such A Subaccount are "available funds."

                 (5) The amount of principal of the Bonds which is due and payable for which Trustee does not have available funds will and the amount of the draft accompanying this certificate does not exceed such amount.

                 (6) The amount of the draft accompanying this certificate, together with the aggregate of all prior payments made pursuant to A Drawings and C Drawings (other than reinstated amounts), under the Letter of Credit for the payment of the principal amount or purchase price of the Bonds, does not exceed $4,900,000.00.

                 (7) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Agreement.

                 (8) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply it directly to the payment when due of the appropriate amount of principal owing on account of the Bonds pursuant to the Trust Agreement, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Agreement.

                 IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the _____ day of __________, 19__.



                                          BANK ONE TRUST COMPANY, N.A.
                                          a national banking association,
                                          as Trustee and Paying Agent



                                          By ________________________________

                                             Title __________________________

                                   EXHIBIT B


                          CERTIFICATE FOR "B DRAWING"

                      (ACCRUED INTEREST UPON ACCELERATION,
                         FULL REDEMPTION, OR MATURITY)


                 The undersigned, a duly authorized officer of Bank one Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. ______ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

                 (1) The undersigned is Trustee and Paying Agent under the Trust Agreement for the holders of the Bonds.

                 (2) Trustee and Paying Agent is making a drawing under one setter of Credit with respect to the payment of accrued and unpaid interest upon acceleration, full redemption, or maturity of the Bonds.

                 (3) Interest on the Bonds is due and payable and the amount of the draft accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

                 (4) The amount held by Trustee in the A Subaccount of the Bond Fund is $_____________. This amount, together with the amount of the accompanying draft, equals the accrued interest which is due and payable on the Bonds.

                 (5) The amount of the draft accompanying this certificate, together with the aggregate of all prior B, D and E Drawings under the Letter of Credit (other than reinstated amounts), does not exceed $147,672.00

                 (6) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Agreement.

                 (7) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply it directly to the payment when due of the appropriate amount of interest owing on account of the Bonds pursuant to the Trust Agreement, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Agreement.

                 IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the _________ day of _______________, 19__.





                                          BANK ONE TRUST COMPANY, N.A
                                          a national banking association
                                          as Trustee and Paying Agent



                                          By ____________________________

                                             Title ______________________

                                   EXHIBIT C


                          CERTIFICATE FOR "C DRAWING"

                         (PRINCIPAL OF BONDS DELIVERED
                        TO REMARKETING AGENT OR TRUSTEE)


                 The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee"), and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. ___________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

                 (1) The undersigned is Trustee and Paying Agent under the Trust Agreement for the holders of the Bonds.

                 (2) Trustee and Paying Agent is making a drawing under the Letter of Credit (a) at the written request of the Remarketing Agent (as defined in the Reimbursement Agreement) to pay, pursuant to Section 7(i) of the Bond Legislation (as defined in the Trust Agreement), the principal amount of the purchase price of those repurchased Bonds which the Remarketing Agent has been unable to remarket, the principal amount of which is equal to the amount of the draft accompanying this certificate and which Bonds (i) are now held by the undersigned and (ii) shall be reregistered in the name of Bank, or its agent, as pledgee, and delivered to Bank, or such agent, within 5 business days following receipt by the undersigned of the amount demanded hereby; or (b) to pay, pursuant to Section 7(j) of the Bond Legislation (as defined in the Trust Agreement), the portion of the purchase price of the Bonds delivered to Trustee for purchase equal to the principal amount of such Bonds, and Trustee shall deliver to Bank, or its agent, as pledgee, within 5 business days following receipt by the undersigned of the amount demanded hereby, a principal amount of Bonds equal to the amount of the draft accompanying this certificate.

                 (3) The amount of the draft accompanying this certificate, together with the aggregate of all prior payments made pursuant to A Drawings and C Drawings under the Letter of Credit for the payment of the principal amount or purchase price of the Bonds (other than reinstated amounts), does not exceed $4,900,000.00.

                 (4) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will either (i) deliver it to the Remarketing Agent only for the purpose of purchase of the Bonds referenced in Paragraph 2(a) hereof, or (ii) use it for the purpose of purchase of the Bonds referred to in Paragraph 2(b) hereof; (b) no portion of it shall be applied by the undersigned for any other purpose; and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Agreement.

                 IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the day of ______________ 19__.


                                          BANK ONE TRUST COMPANY, N.A.
                                          a national banking association
                                          as Paying Agent and Trustee



                                          By _____________________________

                                             Title _______________________

                                   EXHIBIT D

                          CERTIFICATE FOR "D DRAWING"

                      (ACCRUED INTEREST ON BONDS DELIVERED
                        TO REMARKETING AGENT OR TRUSTEE)


                 The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. _____________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

                 (1) The undersigned is Trustee and Paying Agent under the Trust Agreement for the holders of the Bonds.

                 (2) Trustee and Paying Agent is making a drawing under one Letter of Credit (a) at the written request of the Remarketing Agent (as defined in the Reimbursement Agreement), to pay, pursuant to Section 7(i) of the Bond Legislation (as defined in the Trust Agreement), the amount of accrued interest on those Bonds that the Remarketing Agent has been unable to remarket, which amount of accrued interest is equal to the amount of the draft accompanying this certificate; or (b)to pay, pursuant to Section 7(j) of the Bond Legislation (as defined in the Trust Agreement), the portion of the purchase price of the Bonds delivered to Trustee for purchase equal to the amount of accrued and unpaid interest on such Bonds to the date of purchase thereof, which amount of accrued interest is equal to the amount of the draft accompanying this certificate.

                 (3) The amount of the draft accompanying this certificate, together with the aggregate of all prior B, D and E Drawings under the Letter of Credit (other than reinstated amounts), does not exceed $147,672.00

                 (4) The amount of the draft accompanying this certify was computed in accordance with the terms and conditions of the Bonds and the Trust Agreement.

                 (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will either (i) deliver it to the Remarketing Agent only for the purpose of reimburse-ment or payment of accrued interest referenced in Paragraph 2(a) hereof, or
(ii) use it for the purpose of reimbursement or payment of accrued interest referenced in Paragraph 2(b) hereof; (b) no portion of it shall be applied by the undersigned for any other purpose; and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Agreement.

                 (6) To the extent that the payment demanded hereby is to be made in accordance with the Letter of Credit on a date between a Record Date and the corresponding Interest Payment Date (as those terms are defined in the Trust Agreement), Trustee now holds and shall, within 5 business days following receipt by the undersigned of the payment demanded hereby, deliver to Bank, due-bill checks that, in the aggregate, are in the amount and in the form required by the Trust Agreement.

                 IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the __________ day of _______, 19____.





                                          BANK ONE TRUST COMPANY, N.A.
                                          a national banking association
                                          as Paying Agent and Trustee



                                          By _____________________________

                                             Title _______________________

                                   EXHIBIT E

                          CERTIFICATE FOR "E DRAWING"

                 (ACCRUED INTEREST UPON INTEREST PAYMENT DATE)


                 The undersigned, a duly authorized officer of Bank one Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. ______ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

                 (1) The undersigned is Trustee and Paying Agent under the Trust Agreement for the holders of the Bonds.

                 (2) Trustee and Paying Agent is making a drawing under the Letter of Credit with respect to the payment of accrued and unpaid interest upon an Interest Payment Date during the continuance of an Event of Default under the Reimbursement Agreement for which Bank has not yet exercised its right to demand that Trustee accelerate the Bonds.

                 (3) Interest on the Bonds is due and payable and the amount of the draft accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

                 (4) The amount held by Trustee in the A Subaccount of the Bond Fund is $____. This amount, together with the amount of the accompanying draft, equals the accrued interest which is due and payable on the Bonds.

                 (5) The amount of the draft accompanying this certificate, together with the aggregate of all prior B, D and E Drawings under the Letter of Credit (other than reinstated amounts), does not exceed $147,672.00

                 (6) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Agreement.

                 (7) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply it directly to the payment when due of the appropriate amount of interest owing on account of the Bonds pursuant to the Trust Agreement, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Agreement.

                 IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate is of the __________ day of _____________, 19__.


                                          BANK ONE TRUST COMPANY, N.A.
                                          a national banking association
                                          as Trustee and Paying Agent



                                          By _____________________________

                                             Title _______________________

                                   EXHIBIT F

             NOTICE OF AUTOMATIC REINSTATEMENT OF AMOUNTS AVAILABLE
              UNDER IRREVOCABLE LETTER OF CREDIT NO. _____________
                           DATED AS OF _______, 1984



                 The undersigned, a duly authorized officer of Wells Fargo Bank, N.A. ("Bank"), hereby certifies to the Trustee under the Trust Agreement dated as of December 1, 1984, between the County of Delaware, Ohio and Bank One Trust Company, N.A., a national banking association ("Trustee"), with reference to Irrevocable Letter of Credit No._______ (the "Letter of Credit") issued by Bank in favor of Trustee, that the amount drawn by Trustee pursuant to its Drawing dated as of ___________________, has been reinstated as of ___________ and is available for draw subject to the terms of the Letter of Credit.

                 In witness whereof, Bank has executed and delivered this Certificate this _______ day of ________ 19__.



                                          WELLS FARGO BANK, N.A.



                                          By: ____________________________

                                              Its ________________________

                                   EXHIBIT G





Wells Fargo Bank, N.A.
475 Sansome Street
San Francisco, California 94111
Attention:   Letter of Credit Operations
             AU 1175

                 Re:      Wells Fargo Bank, N.A.,
                          Irrevocable Letter of Credit No.

Gentlemen:

                 For value received, the undersigned beneficiary hereby irrevocably transfers to:

                              (Name of Transferee)

                                   (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

                 By this transfer, all rights of the undersigned beneficiary in and to such Letter of Credit are transferred to the transferee and the transferee shall have sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

                 The advice of such Letter of Credit is returned herewith, along with your customary transfer fee, and we ask you to endorse the transfer on the reverse thereof and forward it direct to the transferee with your customary notice of transfer.

                                          Very truly yours,



                                          ________________________________
                                          Signature of Beneficiary



SIGNATURE AUTHENTICATED



______________________
(Bank)



_______________________
(Authorized Signature)

                                  EXHIBIT "B"


                                PROMISSORY NOTE



                                                           San Jose, California
$5,047,672.00                                                  December 1, 1984


                 On demand, RADIATION STERILIZERS, INCORPORATED ("Borrower"), a California corporation, with offices at 3000 Sand Hill Road, Menlo Park, California 94025, for value received, promises and agrees to pay to the order of WELLS FARGO BANK, N.A., a national banking association ("Bank") at its banking offices at 2055 Gateway Place, Suite 200, San Jose, California 95110, in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, the lesser of the principal sum of Five Million Forty-Seven Thousand Six Hundred Seventy-Two Dollars ($5,047,672.00), or so much thereof as may be paid by Bank under the Letter of Credit issued pursuant to the Reimbursement Agreement hereinafter mentioned, together with such additional sums as may become owing by Borrower to Bank pursuant to the Reimbursement Agreement or any of the Loan Documents, whether by acceleration or otherwise, together with interest thereon as hereinafter provided.

                 All capitalized terms which are used but not defined in this Note shall have the meanings set forth in that certain Letter of Credit Agreement of even date herewith between Borrower and Bank (such Letter of Credit Agreement, together with all amendments, modifications or supplements thereto, is referred to herein as the "Reimbursement Agreement").

                 In addition to the principal sum referred to in the first paragraph of this Note, Borrower also agrees to pay interest on all amounts hereof so paid by Bank under the Letter of Credit or otherwise owing under the Reimbursement Agreement and remaining from time to time unpaid from the date so paid by Bank or otherwise becoming owing under the Reimbursement Agreement until payment thereof at a varying rate per annum (based on an actual day basis using a 360 day year) which is two percent (2%) above the floating commercial loan rate announced by Bank from time to time as its prime rate. Adjustments in the varying interest rate shall be made of, the same day as each change in the announced prime rate.

                 Each payment made by Borrower under this Note shall be made in immediately available funds before 1:00 p.m.,





                                      -1-
                            EXHIBIT "B"--Page 1 of 3

San Francisco, California, time, on the date that such payment is required to be made. Any payment received and accepted by the Bank after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on the Bank's next following business day. As used herein the term "business day" shall mean a day other than a Saturday, Sunday or a day upon which banking institutions in the State of California are authorized or required by law to close.

                 If the date for any payment hereunder falls on a day that is not a business day, then for all purposes of this Note the same shall be deemed to have fallen on the next following business day, and such extension of time shall in such case be included in the computation of payments of interest.

                 Borrower and any and each co-maker, guarantor, accommodation party, endorser or other person liable for the payment or collection of this Note expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of any collateral at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any lien or security interest at any time had or existing as security for any amount called for hereunder.

                 If this Note is not paid when due, Borrower promises and agrees to pay all costs of collection, foreclosure fees and reasonable attorneys' fees incurred by Bank whether or not suit is filed.

                 This Note is issued pursuant to and is entitled to the benefits of the Reimbursement Agreement and is issued to evidence the indebtedness, if any, of the Borrower under the Reimbursement Agreement. Reference is made to the Reimbursement Agreement for all pertinent purposes.

                 This Note has been made and issued and is payable in the State of California and shall be governed by the laws of such State.

                                          "Borrower"

                                          RADIATION STERILIZERS, INCORPORATED
                                          a California corporation



                                          By ________________________________

                                             Its ____________________________



                                          By ________________________________

                                             Its ____________________________

                                  EXHIBIT "C"

                           CONDITIONS TO DISBURSEMENT

                 1. Conditions to All Disbursements. Bank shall not be obligated to approve any disbursement of Bond proceeds under Section 3.3 of the Loan Agreement unless each of the following conditions are fulfilled:

                 1.1 Completion of Project. The acquisition and construction of the Project shall have been completed in accordance with the plans and specifications therefor.

                 1.2 Permits, Etc. All required governmental inspections, reports and certifications shall have been made, and all occupancy, use and other permits required by all applicable governmental regulatory authorities and public utility companies shall have been issued, for the full operation of the Project.





                                  EXHIBIT "C"

                                  EXHIBIT "D"

                         (14054-14072 Catalina Street)

                 All that certain real property together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of San Leandro, County of Alameda, State of California and described as follows:


PARCEL ONE:

PARCEL A, PARCEL MAP NO. 1871, FILED MAY 6, 1976 BOOK 89 OF PARCEL MAPS, PAGE 85, ALAMEDA COUNTY RECORDS.

RESERVING FROM PARCEL ONE:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE SOUTHEASTERLY LINE THEREOF BEING THE SOUTHEASTERLY LINE OF SAID PARCEL A OF PARCLE MAP NO. 1871.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE NORTHWESTERLY LINE THEREOF BEING THE SOUTHEASTERLY LINE OF PARCEL A, PARCEL MAP NO. 1871, FILED MAY 6, 1976, BOOK 89, OF PARCEL MAPS, PAGE 85, ALAMEDA COUNTY RECORDS.

A.P.     NO.  080G-0931-018





                                  Exhibit "D"

                                  EXHIBIT "D"

                        (14226 - 14266 Catalina Street)

                 All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereone situated in the City of San Leandro, County of Alameda, State of California, and described as follows:

PARCEL ONE:

PARCEL 1, PARCEL MAP NO. 2044, FILED DECEMBER 16, 1976 BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

RESERVING FROM PARCEL ONE:

A) A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES FOR THE BENEFIT OF PARCEL A, PARCEL MAP NO. 1871, FILED MAY 6, 1976, BOOK 89 OF PARCEL MAPS, PAGE 85, OFFICIAL RECORDS, OVER A STRIP OF LAND 30 FEET WIDE, THE NORTHWESTERLY LINE THEREOF BEING THE NORTHWESTERLY LINE OF SAID PARCEL A, OF PARCEL MAP NO. 2044.

B) A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES FOR THE BENEFIT OF PARCEL 2, PARCEL MAP 2044, FILED DECEMBER 16, 1976, BOOK 94, PAGE 21, OFFICIAL RECORDS, OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHEASTERLY LINE THEREOF BEING THE SOUTHEASTERLY LINE OF SAID PARCEL 1 OF PARCEL MAP NO. 2044.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHEASTERLY LINE THEREOF BEING THE NORTHWESTERLY LINE OF PARCEL 19, PARCEL MAP NO, 2044, FILED DECEMBER 16, 1976, BOOK 94, OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE NORTHWESTERLY LINE THEREOF BEING THE SOUTHEASTERLY LINE OF PARCEL 1, PARCEL MAP NO. 2044, FILED DECEMBER 16, 1976, BOOK 94, OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 080G-0932-027





                                  Exhibit "D"

                                  EXHIBIT "D"

                            (14400 Catalina Street)

                 All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of San Leandro, County of Alameda State of California, and described as follows: PARCEL ONE:

PARCEL ONE:

PARCEL 1, PARCEL MAP NO. 2379, FILED DECEMBER 27, 1977, BOOK 98, OF PARCEL MAPS, PAGE 92, ALAMEDA COUNTY RECORDS.

RESERVING FROM PARCEL ONE:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE NORTHWESTERLY LINE THEREOF BEING THE NORTHWESTERLY LINE OF SAID PARCEL I OF PARCEL MAP NO. 2379.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO PARCEL 1 ABOVE FOR OPEN SPACE AND VEHICLE ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE SOUTHERLY LINE THEREOF BEING THE NORTHWESTERN LINE OF PARCEL 1, PARCEL MAP NO. 2181, FILED JULY 29, 1977, BOOK 97, OF PARCEL MAPS PACE 72, ALAMEDA COUNTY RECORDS.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO PARCEL ONE ABOVE FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE NORTHWESTERLY LINE OF WHICH IS THE NORTHERLY LINE OF PARCEL 2 OF PARCEL MAP NO. 2379, FILED DECEMBER 27, 1977, BOOK 98, OF PARCEL MAPS, PAGE 92, ALAMEDA COUNTY RECORDS,

ASSESSOR'S PARCEL NO.  O80G-0932-031





                                  Exhibit "D"

                                  EXHIBIT "D"

                           (20408 Corsair Boulevard)





                 All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:


LOTS 1 AND 2, AS SHOWN ON THE MAP OF TRACT 3046, FILED AUGUST l4, 1969, IN BOOK 63 OF MAPS, PAGES 8 TO 14, INCLUSIVE, ALAMEDA COUNTY RECORD.

ASSESSOR'S PARCEL NO. 432-0114-012-01





                                  Exhibit "D"

                                  EXHIBIT "D"

                        (20464-20472 Corsair Boulevard)



                 All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda State of California, and described as follows:


PARCEL 1 AS SHOWN ON PARCEL MAP NO. 417, FILED JANUARY 10, 1969, IN BOOK 58 OF MAPS, PAGE 76, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY

ASSESSOR'S PARCEL NO. 432-0101-030





                                  Exhibit "D"

ORDER NO. 16081:          20464-20472 CORSAIR BOULEVARD



At the date hereof exceptions to coverage in addition to the printed exceptions and exclusions in said policy form would be as follows:

1.       COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
         1ST INSTALLMENT:         $9,798.75 OPEN
         2ND INSTALLMENT:         $9,798.75 OPEN
         LAND                     $306,971.00
         IMPROVEMENTS             $874,4O3.00
         PERSONAL PPTY.           $7,491.00
         A.P. NO.                 432-0101-030
         CODE AREA                25-060

2.       ASSESSMENT FOR HAYWARD AIR TERMINAL UNDER ACT 1915
         ASSESSMENT NO. 489 SERIES 5 ISSUED JANUARY 19, 1970 FOR $64,120.17 PAYABLE IN 50 INSTALLMENTS WITH COUNTY TAXES. ALL AMOUNTS PAID TO AND INCLUDING 2ND INSTALLMENT OF 1983 - 1984 TAXES AMOUNT TO PAY IN FULL (NOT INCLUDING AMOUNTS PAYABLE WITH 1984 - 1985 TAX INSTALLMENTS) $390,34.33 WHICH INCLUDES $30,995.3l PRINCIPAL AND $8,038.12 INTEREST IF PAID PRIOR TO AUGUST 1, 1985 SAID BOND PAYABLE TO CITY OF HAYWARD.

3. THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA, WHICH CHAPTER BECAME LAW ON JULY 29TH, 1983.

4. CONDITIONS AS RESERVED IN DEED FROM THE CITY OF HAYWARD, A MUNICIPAL CORPORATION BY INSTRUMENT RECORDED JANUARY 16, 1967, IN REEL 1902, IMAGE 397, OFFICIAL RECORDS.

5.       EASEMENT AS CONTAINED IN THE DECLARATION ABOVE REFERRED TO AS FOLLOWS:
         FOR:             :  RIGHT OF FLIGHT FOR PASSAGE OF AIRCRAFT
         AFFECTS:         :  PORTION OF AIRSPACE

6. COVENANTS, CONDITIONS AND RESTRICTION AS SET FORTH IN A DECLARATION OF RESTRICTIONS RECORDED JUNE 6, 1967, IN REEL 1975, IMAGE 605, OFFICIAL RECORDS AND PRERECORDED JUNE 14, 1967, IN REEL 1980, IMAGE 934, OFFICIAL RECORDS WHICH PROVIDES THAT A VIOLATION THEREOF SHALL NOT DEFEAT OR RENDER INVALID THE LIEN OF ANY MORTGAGE OR DEED OF TRUST MADE IN GOOD FAITH AND FOR VALUE DELETING THEREFROM ANY RESTRICTIONS WHICH ARE BASED UPON "RACE, COLOR RELIGION SEX OF NATIONAL ORIGIN."

         SAID RESTRICTION DO NOT CONTAIN A REVERSIONARY CLAUSE

         AN INSTRUMENT DECLARING AND ANNEXATION OF SAID COVENANTS, CONDITIONS AND RESTRICTIONS WAS RECORDED AUGUST 29, 1960, IN REEL 2245, IMAGE 747, OFFICIAL RECORDS.


                                  EXHIBIT "E"

ORDER NO. 16081


7.       EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
         FOR              :  RAILROAD
         AFFECTS          :  NORTHEASTERLY 30 FEET OF PREMISES

8.       EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
         FOR              :  PUBLIC UTILITIES
         AFFECTS          :  SOUTHWESTERLY 5 FEET OF PREMISES

9. EASEMENT, UPON THE TERMS, COVENANTS AND CONDITIONS THEREOF, FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
         RECORDED         :  FEBRUARY 27, 1969, REEL 2355, IMAGE 47,
                             OFFICIAL RECORDS
         GRANTED TO       :  PG. & E & AND P.T. & T
         PURPOSE          :  ELECTRICAL FACILITIES
         AFFECTS          :  THE NORTHEASTERLY 5 FEET OF THE SOUTHWESTERLY
                             10 FEET OF PREMISES

         TERMS AND CONDITIONS CONTAINED IN THE INSTRUMENT LAST ABOVE REFERRED TO

10. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION
         BY               :  CABOT, CABOT & FORBES HAYWARD PROPERTIES,
                             INC, A DELAWARE CORPORATION
         RECORDED         :  AUGUST 29, 1968, REEL 2245, IMAGE 747, SERIES
                             NO. BA95374, OFFICIAL RECORDS

11. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS. IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION
         BY              :  CABOT, CABOT & FORBES HAYWARD PROPERTIES,
                            INC., A DELAWARE CORPORATION
         RECORDED        :  MAY 15, 1969, REEL 2402, IMAGE 690, SERIES NO.
                            69-54120, OFFICIAL RECORDS

12. EASEMENT, UPON THE TERMS, COVENANTS AND CONDITIONS THEREOF, FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES CREATED IN THAT CERTAIN INSTRUMENT
         RECORDED        :  MAY 27, 1969, REEL 2409, IMAGE 810, OFFICIAL RECORDS
         RESERVED BY     :  CABOT, CABOT, AND FORBES HAYWARD PROPERTIES, INC.
         PURPOSE         :  GAS, POWER, TELEPHONE AND TELEVISION LINES
         AFFECTS         :  PORTION OF PREMISES

         TERMS AND CONDITIONS CONTAINED IN THE INSTRUMENT LAST ABOVE REFERRED
TO.




                                  EXHIBIT "E"

ORDER NO. 16081



13. EASEMENT, UPON THE TERMS, COVENANTS AND CONDITIONS THEREOF, FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES CREATED IN THAT CERTAIN INSTRUMENT
         RECORDED        :  MAY 27, 1969, REEL 2409, IMAGE 810, OFFICIAL RECORDS
         RESERVED BY     :  CABOT, CABOT, & FORBES HAYWARD PROPERTIES, INC.
         PURPOSE         :  RAILROAD
         AFFECTS         :  PORTION OF PREMISES

         TERMS AND CONDITIONS CONTAINED IN THE INSTRUMENT LAST ABOVE REFERRED
TO.

14.      DEED OF TRUST TO SECURE AN INDEBTEDNESS OF
         AMOUNT           :  $690,000.00
         DATED            :  APRIL 6, 1970
         TRUSTOR          :  CHARLES W. KING, Jr. AND CAROL ANNE KING, HIS WIFE
         TRUSTEE          :  TITLE INSURANCE AND TRUST COMPANY A CALIFORNIA
                             CORPORATION
         BENEFICIARY      :  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                             A CORPORATION
         ADDRESS          :  8 HOMEWOOD PLACE, MENLO PARK, CALIFORNIA 94005
         LOAN NO.         :  2 163 616
         RECORDED         :  APRIL 13, 1970, REEL 259, IMAGE 200, SERIES
                             NO. 70-37725,
         OFFICIAL         :  RECORDS

15. EASEMENT, UPON THE TERMS, COVENANTS AND CONDITIONS THEREOF, FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT
         CERTAIN          INSTRUMENT
         RECORDED         :  JANUARY 11, 1971, REEL 2765, IMAGE 707, SERIES
                             NO. 71-2817, OFFICIAL RECORDS
         GRANTED TO       :  SOUTHERN PACIFIC TRANSPORTATION COMPANY, A
                             CORPORATION
         PURPOSE          :  RAILROAD AND TRANSPORTATION PURPOSES
         AFFECTS          :  PORTION OF PREMISES





                                  EXHIBIT "E"

ORDER NO. 16084: 20408 CORSAIR BOULEVARD



At the date hereof exceptions to coverage in addition to the printed exceptions and exclusions in said policy form would be as follows:

1.       COUNTY AND CITY TAXES FOR THE FISCAL YEAR. 1984 - 1985
         1ST INSTALLMENT:       $13,088.05 OPEN
         2ND INSTALLMENT:       $13,088.05 OPEN
         LAND           :       $289,030.00
         IMPROVEMENTS   :       $1,439,299.00
         PERSONAL PPTY  :       $15,614.00
         A.P. NO.       :       432-0114-012-01
         CODE AREA      :       25-060





3. ASSESSMENT FOR HAYWARD AIR TERMINAL UNDER ACT 1915 ASSESSMENT NO. 60, SERIES J ISSUED JANUARY 1, 1970 FOR (NOT SHOWN) PAYABLE IN 50 INSTALLMENTS WITH COUNTY TAXES. ALL AMOUNTS PAID TO AND INCLUDING 2ND INSTALLMENT OF 1983 - 1984 TAXES. AMOUNT TO PAY IN FULL (NOT INCLUDING AMOUNTS PAYABLE WITH 1984 - 1985 TAX INSTALLMENTS) SEV ASST, #59 WHICH INCLUDES (NOT SHOWN) PRINCIPAL AND (NOT SHOWN) INTEREST IF PAID PRIOR TO AUGUST 1, 1985, SAID BOND PAYABLE TO CITY OF HAYWARD.

4. ASSESSMENT FOR HAYWARD AIR TERMINAL UNDER ACT 1915 ASSESSMENT NO. 59 ASST. #59 & 60 COMBINED, SERIES J ISSUED JANUARY 1, 1970 FOR $7,9497.89 PAYABLE IN 50 INSTALLMENTS WITH COUNTY TAXES, ALL AMOUNTS PAID TO AND INCLUDING 2ND INSTALLMENT OF 1983 - 1984 TAXES. AMOUNT TO PAY IN FULL (NOT INCLUDING AMOUNTS PAYABLE WITH 1984 - 1985 TAX INSTALLMENTS) $38,639.31 WHICH INCLUDES $31,761.78 PRINCIPAL AND $60,877.53 INTEREST IF PAID PRIOR TO AUGUST 1, 1985, SAID BOND PAYABLE TO CITY OF HAYWARD.

5. THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA WHICH CHAPTER BECAME LAW ON JULY 29TH, 1983.





                                  EXHIBIT "E"

ORDER NO. 16084



6.       COVENANTS, CONDITIONS, RESTRICTIONS AND RESERVATIONS
         IN THE DEED
         EXECUTED BY             :  CITY OF HAYWARD, A MUNICIPAL CORPORATION
         RECORDED                :  JANUARY 16, 1967, REEL 1902, IMAGE 397,
                                    OFFICIAL RECORDS INSTRUMENT NO. AZ/4479

7.       COVENANTS, CONDITIONS AND RESTRICTIONS IN THE DECLARATION OF
         RESTRICTIONS
         EXECUTED BY             :  CABOT, CABOT & FORBES HAYWARD PROPERTIES,
                                    INC.
         RECORDED                :  JUNE 6, 1967, REEL 1975, IMAGE 605, OFFICIAL
                                    RECORDS, INSTRUMENT NO, AZ/52801

         RESTRICTIONS, IF ANY, BASED UPON RACE, COLOR, RELIGION OR NATIONAL ORIGIN ARE DELETED.

         AND RE-RECORDED         :  JUNE 14, 1967, REEL 1980, IMAGE 934,
                                    OFFICIAL RECORDS, INSTRUMENT NO.  AZ/56218

         SAID COVENANTS, CONDITIONS AND RESTRICTIONS WERE IMPOSED UPON PREMISES BY INSTRUMENT RECORDED MAY 15, 1969, ON REEL 2402, IMAGE 690, INSTRUMENT NO. 54120, ALAMEDA COUNTY RECORDS.

         SAID COVENANT, CONDITIONS AND RESTRICTIONS HAVE BEEN INCORPORATE BY REFERENCE THERETO IN A DEED

         EXECUTED BY             :  CABOT, CABOT & FORBES HAYWARD-PROPERTIES,
                                    INC.
         RECORDED                :  FEBRUARY 10, 1971, REEL 2785, IMAGE 418,
                                    OFFICIAL RECORDS, INSTRUMENT NO, 15699

8. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES,
         IN FAVOR OF             :  PACIFIC GAS AND ELECTRIC COMPANY AND THE
                                    PACIFIC TELEPHONE AND TELEGRAPH COMPANY
         FOR                     :  ELECTRICAL AND COMMUNICATION FACILITIES
         RECORDED                :  FEBRUARY 27, 1969, REEL 2355, IMAGE 47,
                                    OFFICIAL RECORDS,INSTRUMENT NO. 22346
         AFFECTS                 :  THE SOUTHWESTERN 10 FEET OF THE
                                    SOUTHEASTERN 40 FEET Of LOT 1 Of PREMISES

9.       EASEMENT FOR PUBLIC UTILITY PURPOSES, AS SHOWN UPON THE FILED MAP.
         AFFECTS:                 THE SOUTHWESTERLY PORTION OF PREMISES

10.      EASEMENT FOR RAILROAD PURPOSES, AS SHOWN UPON THE FILED MAP,
         AFFECTS:                 THE NORTHERLY AND THE NORTHEASTERLY PORTION
                                  OF SAID PREMISES



                                  EXHIBIT "E"

ORDER NO. 16084



11. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES
         IN FAVOR OF              :  SOUTHERN PACIFIC TRANSPORTATION COMPANY
         FOR                      :  RAILROAD AND TRANSPORTATION PURPOSES
         RECORDED                 :  JANUARY 11, 1971, REEL 2765, IMAGE 707,
                                     OFFICIAL RECORDS, INSTRUMENT NO. 2847
         AFFECTS                  :  A NORTHERN AND NORTHEASTERN PORTION OF
                                     PREMISES

12.      DEED OF TRUST TO SECURE AN INDEBTEDNESS OF $1,015,000.00
         DATED                    :  SEPTEMBER 22, 1971
         TRUSTOR                  :  CHARLES KING & ASSOCIATES, A GENERAL
                                     PARTNERSHIP
         TRUSTEE                  :  TITLE INSURANCE AND TRUST COMPANY, A
                                     CALIFORNIA CORPORATION
         BENEFICIARY              :  THE PRUDENTIAL INSURANCE COMPANY OF
                                     AMERICA, A CORPORATION
         ADDRESS                  :  555 CALIFORNIA ST. 24TH FL., SAN FRANCISCO,
                                     CA 94104
         LOAN NO.                 :  2 166 404
         RECORDED                 :  SEPTEMBER 29, 1971, REEL 2960, IMAGE 605
                                     OF OFFICIAL RECORDS, SERIES NO. 71-127548

         ASSIGNMENT OF RENTS, AS ADDITIONAL SECURITY FOR THE PAYMENT OF THE INDEBTEDNESS SECURED BY SAID DEED OF TRUST, WHICH ASSIGNMENT WAS EXECUTED BY CHARLES KING & ASSOCIATES, A GENERAL PARTNERSHIP, TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A NEW JERSEY CORPORATION, RECORDED SEPTEMBER 29, 1971, REEL 2960, IMAGE 610, OF OFFICIAL RECORDS.

         A MODIFICATION OF SAID DEED OF TRUST AS THEREIN PROVIDED WAS RECORDED NOVEMBER 30, 1972, REEL 3268, IMAGE 960, OF OFFICIAL RECORDS.

         ASSIGNMENT OF RENTS, AS ADDITIONAL SECURITY FOR THE PAYMENT OF THE INDEBTEDNESS SECURED BY SAID DEED OF TRUST, WHICH ASSIGNMENT WAS EXECUTED BY CHARLES KING & ASSOCIATES, A GENERAL PARTNERSHIP, TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA A NEW JERSEY CORPORATION. RECORDED SEPTEMBER 26, 1974, REEL 3782, IMAGE 966, OF OFFICIAL RECORDS.

         AS ADDITIONAL SECURITY FOR THE OBLIGATION SECURED BY SAID INSTRUMENT, THE LESSORS INTEREST IN THE LEASE(S) REFERRED TO IN EXCEPTION NO. 14 HEREIN WAS ASSIGNED TO SAID BENEFICIARY BY INSTRUMENT RECORDED SEPTEMBER 8, 1981, SERIES NO. 81-152987, OFFICIAL RECORDS.





                                  EXHIBIT "E"

ORDER NO. 16084



13. ANY UNRECORDED LEASE AS DISCLOSED BY ASSIGNMENT OF LEASE AND AGREEMENT, EXECUTED BY CHARLES KING AND ASSOCIATES, A GENERAL PARTNER, TO SHAKEE CORPORATION, A CALIFORNIA CORPORATION, RECORDED SEPTEMBER 26, 1974, REEL 3782, IMAGE 966, OF OFFICIAL RECORDS.

         TERMS AND CONDITIONS CONTAINED IN THE INSTRUMENT ABOVE REFERRED TO.

14.      UNRECORDED LEASE UPON THE TERMS AND CONDITIONS CONTAINED THEREIN
         LESSOR           :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
         LESSEE           :  BAYSHORE LANDMARK, N.V.
         DISCLOSED BY     :  ASSIGNMENT OF LEASE AND AGREEMENT
         RECORDED         :  SEPTEMBER 8, 1981, SERIES No. 81-152897 OFFICIAL
                             RECORDS

         SAID LEASE ADDITIONALLY ENCLOSED BY NOTICE Of NON-RESPONSIBILITY RECORDED FEBRUARY 4, 1982, SERIES No. 82-17441, OFFICIAL RECORDS.

         THE PRESENT OWNERSHIP OF SAID LEASEHOLD AND OTHER MATTERS AFFECTING THE INTEREST OF THE LESSEE ARE NOT SHOWN HEREIN.





                                  EXHIBIT "E"

ORDER NO. 16086:          14054-14072 CATALINA STREET



At the date hereof exceptions to coverage in addition to the printed exceptions and exclusions in said policy form would be as follows:

1.       COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
         1ST INSTALLMENT:         $89,138.59 OPEN
         2ND INSTALLMENT:         $89,138.59 OPEN
         LAND           :         $240,190.00
         IMPROVEMENTS   :         $1,243,610.00
         A.P. NO.       :         080G-0931-018
         CODE AREA      :         10-057

2. THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA, WHICH CHAPTER BECAME LAW ON JULY 29TH, 1983.

3. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED THAT CERTAIN INSTRUMENT
         RECORDED         :  SEPTEMBER 25, 1959, BOOK 9162, PAGE 181, OF
                             OFFICIAL RECORDS
         GRANTED TO       :  PACIFIC GAS & ELECTRIC COMPANY
         PURPOSE:         :  PUBLIC UTILITIES
         AFFECTS          :  NORTHEASTERLY 90.22 FEET

         THE RIGHT TO THIN AND REMOVE TREES AS RESERVED IN THE ABOVE MENTIONED INSTRUMENT.

         SAID EASEMENT WAS ALSO RECORDED IN BOOK 2053 OF DEEDS, PAGE 245, OF OFFICIAL RECORDS


         SAID EASEMENT IS ALSO SHOWN ON THE FILED MAP

4. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
         RECORDED         :  MAY 10, 1965, REEL 1500, IMAGE 323, SERIES
                             NO. AX-63856, OF OFFICIAL RECORDS
         GRANTED TO       :  PACIFIC TELEPHONE AND TELEGRAPH COMPANY
                             A CORPORATION AND PACIFIC GAS AND ELECTRIC COMPANY,
                             A CORPORATION
         PURPOSE          :  ANCHOR
         AFFECTS          :  A PORTION OF PREMISES

         SAID EASEMENT ALSO SHOWN ON THE FILED MAP

5. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION
         BY               :  WINDSOR LAND COMPANY, A PARTNERSHIP
         RECORDED         :  JUNE 20, 1966, REEL 1790, IMAGE 422, Of OFFICIAL
                             RECORDS

                                  EXHIBIT "E"

ORDER NO. 16086

         CONTAINS NO REVERSIONARY CLAUSE.

         CONTAINS NO MORTGAGEE PROTECTION CLAUSE.

         MODIFICATION AND/OR AMENDMENT THEREFORE RECORDED NOVEMBER 14, 1966, REEL 1872, IMAGE 60, OF OFFICIAL RECORDS BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN.

         MODIFICATION AND/OR AMENDMENT THEREOF, RECORDED AUGUST 7, 1974, REEL 3747, IMAGE 489, OF OFFICIAL RECORDS BUT DELETING RESTRICTIONS, IF
         ANY, BASED ON RACE, COLOR,   RELIGION OR NATIONAL ORIGIN.

6. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION
         BY               : WINDSOR LAND COMPANY
         RECORDED         : NOVEMBER 29, 1968, REEL 2301, IMAGE 419, OF OFFICIAL
                            RECORDS

7. DECLARATION OF COVENANT TO PROVIDE RECIPROCAL EASEMENTS MADE BY CHARLES KING AND ASSOCIATES, A LIMITED PARTNERSHIP. RECORDED MAY 61, 1976, REEL 4356, IMAGE 513, OFFICIAL RECORDS

8.       EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
         FOR              :  OPEN SPACE
         AFFECTS          :  SOUTHERLY 30 FEET OF SAID LAND

9.       DEED OF TRUST TO SECURE AN INDEBTEDNESS OF
         AMOUNT           :  $1,450,000.00
         DATED            :  JUNE 70, 1977
         TRUSTOR          :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
         TRUSTEE          :  TITLE INSURANCE AND TRUST COMPANY, A CALIFORNIA
                             CORPORATION
         BENEFICIARY      :  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A
                             CORPORATION
         ADDRESS          :  555 CALIFORNIA ST., 24TH FLOOR
                          :  SAN FRANCISCO, CALIFORNIA 94104
         LOAN NO.         :  2 169 514
         RECORDED         :  JUNE 15, 1977, REEL 4909, IMAGE 86, SERIES NO.
                             77-116896, OFFICIAL RECORDS





                                  EXHIBIT "E"

ORDER NO. 16086



10. EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS AND THE INCIDENTS THERETO, WHICH ENCUMBERS THE LAND DESCRIBED HEREIN, AS CREATED IN THAT CERTAIN DEED OF TRUST
         EXECUTED BY      :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
         RECORDED         :  SEPTEMBER 28, 1977, REEL 5067, IMAGE 280, SERIES
                             NO. 77-192764, OF OFFICIAL RECORDS
         AFFECTS          :  SOUTHERLY 30 FEET OF SAID LAND

         UPON RECONVEYANCE OF SAID DEED OF TRUST THIS EASEMENT WILL BE EXTINGUISHED OF RECORD.

         INQUIRY OF THE VESTEE SHOULD BE HAD AS TO ITS DESIRE TO PERMANENTLY CREATE THIS SERVITUDE.





                                  EXHIBIT "E"

ORDER NO. 16087: 14226-14266 CATALINA STREET



At the date hereof exceptions to coverage in addition to the printed exceptions and exclusions in said policy form would be as follows:

1.       COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
         1ST INSTALLMENT:         $6,753.48 OPEN
         2ND INSTALLMENT:         $6 753.48 OPEN
         LAND           :         $196,044.00
         IMPROVEMENTS   :         $1,034,892,00
         PERSONAL PPTY  :         $4,713.00
         A.P. NO.       :         080G-0932-027
         CODE AREA      :         10-057

2 THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA, WHICH CHAPTER BECAME LAW ON JULY 29TH, 1983.

3. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
         RECORDED         :  SEPTEMBER 25, 1959, BOOK 9162, PAGE 181, OF
                             OFFICIAL RECORDS
         GRANTED TO       :  PACIFIC GAS & ELECTRIC COMPANY
         PURPOSE          :  PUBLIC UTILITIES
         AFFECTS          :  NORTHEASTERLY 90.22 FEET

         THE RIGHT TO THIN AND REMOVE TREES AS RESERVED IN THE ABOVE MENTIONED INSTRUMENT.

         SAID EASEMENT WAS ALSO RECORDED IN BOOK 2053 OF DEEDS, PAGE 245, OF OFFICIAL RECORDS

         SAID EASEMENT IS ALSO SHOWN ON THE FILED MAP

4. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION
         BY               :  WINDSOR LAND COMPANY, A PARTNERSHIP
         RECORDED         :  JUNE 20, 1966, REEL 1790, IMAGE 422, OF OFFICIAL
                             RECORDS

         CONTAINS NO REVERSIONARY CLAUSE.

         CONTAINS NO MORTGAGEE PROTECTION CLAUSE.

         MODIFICATION AND/OR AMENDMENT THEREOF, RECORDED NOVEMBER 14, 1966, REEL 1872, IMAGE 60, OF OFFICIAL RECORDS BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN.

         MODIFICATION AND/OR AMENDMENT THEREOF RECORDED AUGUST 70, 1974, REEL 3747, IMAGE 489, OF OFFICIAL RECORDS BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN.


                                  EXHIBIT "E"

ORDER NO. 16087



5. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION
         BY               :  WINDSOR LAND COMPANY
         RECORDED         :  NOVEMBER 29, 1968, REEL 2301, IMAGE 419, OF
                             OFFICIAL RECORDS

6. DECLARATION OF COVENANT TO PROVIDE RECIPROCAL EASEMENTS MADE BY CHARLES KING AND ASSOCIATES, A LIMITED PARTNERSHIP, RECORDED HAY 6, 1976, REEL 4356, IMAGE 513, OFFICIAL RECORDS

7.       EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
         FOR              :  OPEN SPACE
         AFFECTS          :  SOUTHERLY 30 FEET AND NORTHERLY 30 FEET OF PREMISES

8.       DEED OF TRUST TO SECURE AN INDEBTEDNESS OF
         AMOUNT           :  $1,050,000.00
         DATED            :  SEPTEMBER 23, 1977
         TRUSTOR          :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
         TRUSTEE          :  TITLE INSURANCE AND TRUST COMPANY, A CALIFORNIA
                             CORPORATION
         BENEFICIARY      :  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A
                             CORPORATION
         ADDRESS          :  555 CALIFORNIA ST., 24TH FL., SAN FRANCISCO,
                             CALIF, 94104
         LOAN NO.         :  2 169 510
         RECORDED         :  SEPTEMBER 28, 1977, REEL 5067, IMAGE 280, SERIES
                             NO. 77-192764, OFFICIAL RECORDS

9.       EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS AND THE INCIDENTS
         THERETO, WHICH ENCUMBERS THE LAND DESCRIBED HEREIN, AS CREATED IN THAT CERTAIN DEED OF TRUST
         EXECUTED BY      :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
         RECORDED         :  SEPTEMBER 28, 1977, REEL 5067, IMAGE 280, SERIES
                             NO. 77-192764, OF OFFICIAL RECORDS
         AFFECTS          :  SOUTHERLY 30 FEET AND NORTHERLY 30 FEET OF PREMISES

         UPON RECONVEYANCE OF SAID DEED OF TRUST THIS EASEMENT WILL BE EXTINGUISHED OF RECORD.

         INQUIRY OF THE VESTEE SHOULD BE HAD AS TO ITS DESIRE TO PERMANENTLY CREATE THIS SERVITUDE.





                                  EXHIBIT "E"

ORDER NO. 16092 : 14400 CATALINA STREET



At the date hereof exceptions to coverage in addition to the printed exceptions and exclusions in said policy form would be as follows:

1.A      A COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
         1ST INSTALLMENT:           $2,738.79 OPEN
         2ND INSTALLMENT:           $2,738.79 OPEN
         LAND           :           $66,402.00
         IMPROVEMENTS   :           $432,786.00
         A.P. NO.       :           080G-0932-031
         CODE AREA      :           10-057

1.B      COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
         1ST INSTALLMENT:           $185.53 OPEN
         2ND INSTALLMENT:           $185.53 OPEN
         LAND           :           -$61.00
         IMPROVEMENTS   :           $34,32.00
         A.P. NO.       :           080G-0932-031
         CODE AREA      :           10-057
         REASON         :           ESCAPED ASSESSMENT
         ACTION         :           ESCAPED ASSESSMENT 1983



3. THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA,
         WHICH CHAPTER BECAME LAW ON JULY   29TH, 1983.

4. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
         RECORDED         :  SEPTEMBER 25, 1959, BOOK 9162, PAGE 181,
                             OFFICIAL RECORDS
         GRANTED TO       :  PACIFIC GAS & ELECTRIC COMPANY
         PURPOSE          :  PUBLIC UTILITIES
         AFFECTS          :  NORTHEASTERLY 90.22 FEET

         THE RIGHT TO THIN AND REMOVE TREES AS RESERVED IN THE ABOVE MENTIONED INSTRUMENT

         SAID EASEMENT WAS ALSO RECORDED IN BOOK 2053 OF DEEDS, PAGE 245.

5. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
         RECORDED         :  JULY 26, 1965, REEL 1559, IMAGE 237, OFFICIAL
                             RECORDS
         GRANTED TO       :  THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY AND
                             PACIFIC GAS AND ELECTRIC COMPANY
         PURPOSE          :  PUBLIC UTILITIES
         AFFECTS          :  A PORTION OF SAID PREMISES


                                  EXHIBIT "E"

ORDER NO. 16092



6. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, 1F ANY, BASED ON RACE, COLOR RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION
         BY               :  WINDSOR LAND COMPANY, A PARTNERSHIP
         RECORDED         :  JUNE 20, 1966, REEL 1790, IMAGE 4229 OFFICIAL
                             RECORDS

         CONTAINS  NO REVERSIONARY CLAUSE.

         CONTAINS  NO MORTGAGEE PROTECTION CLAUSE.

         MODIFICATION AND/OR AMENDMENT THEREOF, RECORDED NOVEMBER 14, 1966, REEL 1872, IMAGE 60 OFFICIAL RECORDS BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN.

         MODIFICATION AND/OR AMENDMENT THEREOF, RECORDED AUGUST 7, 1974, REEL 374,, IMAGE, 489, OFFICIAL RECORDS BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN.

7. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION
         BY               :  WINDSOR LAND COMPANY
         RECORDED         :  NOVEMBER 29, 1968, REEL 2301, IMAGE 419, OFFICIAL
                             RECORDS

8. DECLARATION OF COVENANT TO PROVIDE RECIPROCAL EASEMENTS MADE BY CHARLES KING AND ASSOCIATES, A LIMITED PARTNERSHIP, RECORDED MAY 69, 1976, REEL 4356, IMAGE 513, OFFICIAL RECORDS,

9.       EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
         FOR              :  OPEN SPACE AND ACCESS
         AFFECTS          :  NORTHWESTERLY 30 FEET AND THE SOUTHEASTERLY
                             30 FEET

10.      UNRECORDED LEASE UPON THE TERMS AND CONDITIONS CONTAINED THEREIN
         LESSOR         :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
         LESSEE         :  COMPUTERLAND CORPORATION, A CALIFORNIA CORPORATION
         DISCLOSED BY   :  ASSIGNMENT OF LEASE AND AGREEMENT
         RECORDED       :  APRIL 14, 1978, REEL 5346, IMAGE 214, OFFICIAL
                           RECORDS

         SAID LEASE WAS SUBORDINATED TO THE LIEN OF THE DEED OF TRUST REFERRED TO IN EXCEPTION NO. 11 BY AGREEMENT RECORDED APRIL 14, 1970, REEL 5346, IMAGE 204, OFFICIAL RECORDS.



                                  EXHIBIT "E"

ORDER NO. 16092



11.      DEED OF TRUST TO SECURE AN INDEBTEDNESS OF
         AMOUNT           :  $475,000.00
         DATED            :  APRIL 6, 1978
         TRUSTOR          :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
         TRUSTEE          :  TITLE INSURANCE AND TRUST COMPANY, A CALIFORNIA
                             CORPORATION
         BENEFICIARY      :  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A
                             CORPORATION
         ADDRESS          :  NOT SHOWN
         LOAN NO.         :  2 169 651
         RECORDED         :  APRIL 14, 1978, REEL 5346, IMAGE 208, SERIES
                             NO. 78-068115, OFFICIAL RECORDS

         AS ADDITIONAL SECURITY FOR THE OBLIGATION SECURED BY SAID INSTRUMENT, THE LESSOR'S INTEREST IN THE LEASE REFERRED TO IN EXCEPTION NO. 10 HEREIN WAS ASSIGNED TO SAID BENEFICIARY BY INSTRUMENT RECORDED APRIL 14, 1978, REEL 5346, IMAGE 214, OFFICIAL RECORDS

12. EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS AND THE INCIDENTS THERETO, WHICH ENCUMBERS THE LAND DESCRIBED HEREIN, AS CREATED IN THAT CERTAIN DEED OF TRUST
         EXECUTED BY      :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
         RECORDED         :  APRIL 14, 1978, REEL 5346, IMAGE 208, OFFICIAL
                             RECORDS
         AFFECTS          :  NORTHWESTERLY 30 FEET AND SOUTHEASTERLY 30 FEET

         UPON RECONVEYANCE OF SAID DEED OF TRUST THIS EASEMENT WILL BE EXTINGUISHED OF RECORD.

         INQUIRY OF THE VESTEE SHOULD BE HAD AS TO ITS DESIRE TO PERMANENTLY CREATE THIS SERVITUDE.

13. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
         RECORDED         :  MAY 25, 1979, SERIES NO, 79-100886, OFFICIAL
                             RECORDS
         GRANTED TO       :  GATHER & KING, A GENERAL PARTNERSHIP
         PURPOSE          :  OPEN SPACE AND VEHICULAR ACCESS
         AFFECTS          :  SOUTHEASTERLY 30 FEET

14. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
         RECORDED         :  (TO BE RECORDED)
         RESERVED BY      :  CHARLES KING AND ASSOCIATES, A LIMITED PARTNERSHIP
         PURPOSE          :  OPEN SPACE AND VEHICULAR ACCESS
         AFFECTS          :  NORTHWESTERLY 30 FEET


                                  EXHIBIT "E"

                                  EXHIBIT "F"

                                   $4,900,000
                            County of Delaware, Ohio
            Variable Rate Demand Industrial Development Revenue Bond

                             DESCRIPTION OF PROJECT

         Bond proceeds loaned to the Company, Radiation Sterilizers, Inc., will be used to acquire, construct and equip an industrial facility located at 305 Enterprise Drive, Westerville, Ohio 43081. The facility consists of a 20,8OO square foot building located on a 1.343 acre site. The building is of steel frame construction with an exterior insulated steel panel that is coated on all sides with a 20-year factory applied finish. It includes 1,250 square feet of air conditioned office area and a radiation cell comprising 4,000 square feet. The radiation cell is a monolithically poured, reinforced concrete structure, with walls and roof being six feet thick, covering a 23-foot deep, stainless steel lined, water pool, The balance of the building is used for storing, loading, and shipping materials.
         The building site includes ample on-site parking and a loading dock to the rear of the building. There are fifty feet of contoured landscaping in front of the building, and ten to fifteen feet of landscaping along the sides and rear of the site.
         The principal installed equipment consists of a computer controlled conveyor system and a quantity of Cobalt-60. The business of the Company is to utilize the Cobalt-60 to sterilize materials--primarily medical supplies--manufactured by other companies. The process also has potential applications for sterilizing foodstuffs. The Company, which operates under licenses from the federal Nuclear Regulatory Commission, has three other similar, operational facilities: in Tustin, California, Schaumburg, Illinois, and Decatur, Georgia.




                                  Exhibit "F"

                                   SCHEDULE B

Policy Number 65757       File Number __________

This policy does not insure against loss or damage by reason of the following:

1. The lien of all taxes for the ______________ year 1983 and thereafter.

2. Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

3. Any encroachments, easements, measurements, variations in area or content, party walls or other facts which a correct survey of the premises would show.

4.       Rights or claims of parties in possession.

5. Roads ways streams or easements, if any, not shown of record, riparian rights and the title to any filled-in lands.

6. Assessments, if any, which are a lien but not yet certified to the County Auditor.

7. Subject to easements, set-back lines and restrictions as shown on the recorded plat in plat Book 16, Page 107, copy attached.

8. Subject to an easement to Columbus and Southern Ohio Electric Co. recorded in Deed Book 433, Page 499, copy attached.




                                  EXHIBIT "G"

                               SECURITY AGREEMENT



THIS SECURITY AGREEMENT, dated as of December 1, 1984 ("Security Agreement"), is executed by CHARLES KING & ASSOCIATES, a California limited partnership ("Debtor"), for the benefit of WELLS FARGO BANK, N.A., a national banking association ("Bank"), and Bank One Trust Company, N.A., a national banking association ("Trustee"), Bank and Trustee being collectively referred to herein as "Secured Party."

WHEREAS, the County of Delaware, Ohio (the "Issuer") and Radiation Sterilizers, Incorporated, a California corporation ("RSI"), have entered into a Loan Agreement as of even date herewith (the "Loan Agreement") whereby the Issuer has agreed to issue bonds (the "Bonds") in the aggregate principal amount of $4,900,000 and to lend the proceeds thereof to RSI to finance the construction and operation of an industrial facility in Delaware County, Ohio, for the sterilization of packaged products using ionizing radiation; and

         WHEREAS, Bank is issuing a Letter of Credit (the "Letter of Credit") as security for the obligations of RSI with regard to the Bonds and RSI is executing, in connection therewith, a Letter of Credit Agreement (the "Reimbursement Agreement"), one or more promissory notes evidencing advances under the Letter of Credit (the "Notes") and various other documents defined in the Reimbursement Agreement (and herein) as the "Loan Documents"; and

         WHEREAS, Debtor has executed a General Continuing Guaranty of even date herewith (the "Guaranty") pursuant to which Debtor has guaranteed all of the obligations of RSI to Bank arising from or in connection with the Letter of Credit, the Reimbursement Agreement or the other Loan Documents; and

         WHEREAS, Debtor, pursuant to those certain deeds of trust dated as of even date herewith (the "Deeds of Trust"), executed by Debtor, as trustor, in favor of Secured Party, as beneficiary, has granted liens on the parcels of real property described in Exhibit "A" hereto (the "Properties"), as security for Debtor's obligations under the Guaranty; and

         WHEREAS, in order to induce Bank to issue its Letter of Credit, Debtor has agreed to enter into this Security Agreement in order to secure the payment and performance required under the Guaranty;

         NOW THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, Debtor hereby agrees as follows:

         1. Grant of Security Interest. To secure the payment and performance by RSI of all obligations and indebtedness to Trustee under the Loan Agreement and all related agreements, the Deeds of Trust and this Security Agreement, and the payment and performance by Debtor of all obligations and indebtedness to Bank under the Guaranty, the Deeds of Trust and this Security Agreement, whether such obligations and indebtedness are now existing or owing or are hereafter incurred or are absolute or contingent (the "Obligations"), Debtor hereby grants, assigns and transfers to Secured Party a continuing security interest in all of its right, title and interest in and to the following described property (the "Collateral"):

                 (a) All Debtor's present and future accounts, instruments, chattel paper, notes, drafts, contract rights, governmental permits, rights to payment of any kind, any insurance proceeds, condemnation proceeds, and any general intangibles and inventory arising from or relating to any Property;

                 (b) All Debtor's present and future equipment, machinery, tools, furniture and furnishings, whether owned or leased by Debtor, now or hereafter located at any Property or relating to any Property;

                 (c) All fixtures located upon or within any Property or now or hereafter attached to, or installed in, or used in connection with any Property including, but not limited to, any and all partitions; generators; screens; awnings; motors; engines; boilers; furnaces; pipes; plumbing; elevators; cleaning, call and sprinkler systems; fire extinguishing apparatus and equipment; water tanks; heating, ventilating, air-conditioning and air-cooling equipment; built-in refrigerated rooms and gas and electric machinery, appurtenances and equipment; in each case whether or not permanently affixed to that Property; together with all present and future attachments, accessories, replacements, equipment, additions and any proceeds thereof;

                 (d) All water stock, if any, relating to any Property and all shares of stock or other evidence of ownership of any part of or interest in any Property that is owned by Debtor in common with others;

                 (e) All present and future trade marks and trade names, and all present and future books and records pertaining to any Property or the collateral described in subparagraphs (a) through (e) above, and the equipment containing such books and records; and

                 (f) All proceeds and products of any of the foregoing, including without limitation all monies, deposit accounts, insurance proceeds and other tangible or intangible property received upon a sale or other disposition of any of the foregoing.

         2. Representations and Warranties of Debtor. Debtor hereby represents to Secured Party that:

                 (a) Debtor is the true and lawful owner of and has good and clear title to the Collateral, subject only to the rights of Secured Party hereunder and to the rights of other lenders with respect to each security interest ("Permitted Lien") granted by Debtor in conjunction with any lien on the related Property that is described in the Reimbursement Agreement as a "Permitted Encumbrance."

                 (b) This Security Agreement creates a valid security interest in favor of Secured Party in the Collateral as it shall exist from time to time, which security interest will, when perfected, be superior and prior in right to all claims of creditors of Debtor and to all other security interests, liens and encumbrances in respect thereof except the Permitted Liens.

                 (c) There is no financing statement covering the Collateral on file in any public office except those perfecting the Permitted Liens, and, except for the Permitted Liens and the security interests which inure to the benefit of Secured Party pursuant to this Security Agreement, there is no adverse lien, security interest or encumbrance in or upon the Collateral.

                 (d) Debtor's principal Place of business and chief executive and accounting offices are located at 3000 Sand Hill Road, Building 4, Suite 245, Menlo Park, California 94025.

         3. Covenants by Debtor. Debtor hereby covenants in favor of Secured Party that:

                 (a) Prior to or simultaneously with Debtor's execution of the Guaranty, Debtor will execute and cause to be filed in accordance with the Commercial Code of the State of California, financing statements in form and substance satisfactory to Secured Party, and thereafter will execute and deliver such other documents (including but not limited to continuation statements) as Secured Party may reasonably require in order to perfect or maintain as perfected such security interests and, to the extent so required by Secured Party, will give public notice of all such transactions.

                 (b) Debtor shall notify Secured Party prior to changing its principal place of business and chief executive and accounting offices from the location set forth in Section 2(d) of this Security Agreement.

                 (c) Debtor shall at all times maintain the Collateral ingood repair, working order and condition and will fromtime to time make or cause to be made all needed and proper replacements, repairs, renewals and improvements so that the efficiency and value of the Collateral shall not be impaired.

                 (d) Debtor will at all times keep accurate and complete records with respect to the Collateral and agrees that the representatives of Secured Party shall have the right, at any time during normal business hours or at any other reasonable time, and from time to time, to call at Debtor's place or places of business where the Collateral or any part thereof may be held or located or the records pertaining to the Collateral may be kept and to inspect the Collateral and/or examine or cause to be examined such records and to make abstracts therefrom or copies thereof; in addition, Debtor shall furnish Secured Party with periodic reports as to the Collateral, in such form and detail and at such times as Secured Party may require.

                 (e) Monies received because of any court or arbitration award or settlement or insurance payment, for any loss or damage to the Collateral, and proceeds from any condemnation award or settlement relating to the Collateral shall be treated as provided in the Deed of Trust with regard to the related Property.

         4.      Notice to Secured Party.

                 (a) Debtor covenants that, as soon as practicable, and in any event within 10 days, it shall notify Secured Party of:

                          (i) The occurrence or non-occurrence of any event
                 which constitutes, or which with the passage of time would constitute, an Event of Default under this Security Agreement;

                          (ii) Any attachment or other legal process levied
                 against any of the Collateral; and

                          (iii) Any information received by Debtor relevant to
                 the Collateral which may in any manner materially and adversely affect the value of the Collateral or the rights and remedies of Secured Party in respect thereto.

                 Any notice delivered pursuant to this Section 4(a) shall set forth the nature of such event or non-event and the action which Debtor proposes to take with respect thereto.

                 (b) Debtor covenants that it shall immediately notify Secured Party of the removal of any of the Collateral to a new location and of each office of Debtor at which records of Debtor relating to the Collateral are kept.

         5. Events of Default. The term Event of Default whenused in this Security Agreement shall mean any one or more of the following events:

                 (a) Any statement, representation or warranty made by Debtor hereunder or in the Guaranty shall prove to be false, inaccurate or incorrect in any material respect when made.

                 (b) Debtor shall fail to pay any amount owing under the Guaranty, this Security Agreement or any Deed of Trust, within ten
         (10) days after notice.

                 (c) Debtor shall fail to perform or observe any term, covenant or agreement contained in the Guaranty, this Security Agreement or any Deed of Trust the breach of which can be cured by the payment of money, within ten (10) days after notice.

                 (d) Debtor shall fail to perform or observe any term, covenant or agreement contained in the Guaranty, this Security Agreement or any Deed of Trust (other than terms, covenants or agreements the breach of which can be cured by the payment of money) within thirty (30) days after notice; provided, however, that if cure cannot reasonably be effected within such thirty (30) day period there shall be no Event of Default under this Section 5(d) so long as Debtor promptly (in any event, within such thirty (30) day period) commences cure and thereafter diligently prosecutes such cure to completion.

                 (e) Any statement, representation or warranty made by RSI for the benefit of Trustee in the Loan Agreement or any related document shall prove to be false, inaccurate or incorrect in any material respect when made.

                 (f) RSI shall fail to pay any amount owing to Trustee under the Loan Agreement or any related document within ten (10) days after notice.

                 (g) RSI shall fail to perform or observe any term, covenant or agreement contained in the Loan Agreement or any related document the breach of which can be cured by the payment of money, within ten (10) days after notice.

                 (h) RSI shall fail to perform or observe any term, covenant or agreement contained in the Loan Agreement or any related document (other than terms, covenants or agreements the breach of which can be cured by the payment of money) within thirty (30) days after notice; provided, however, that if cure cannot reasonably be effected within such thirty (30) day period there shall be no Event of Default under this Section 5(h) so long as RSI promptly (in any event, within such thirty (30) day period) commences cure and thereafter diligently prosecutes cure to completion.

         6. Remedies on Default. Secured Party shall have the following remedies if an Event of Default shall have occurred:

                 (a) Secured Party shall have the right to exercise all remedies and powers provided to Secured Party in the Deeds of Trust.

                 (b) Secured Party shall have the right to take whatever legal action may appear necessary or desirable to collect the payments declared due under this Security Agreement or the Guaranty.

                 (c) Secured Party shall have the right to exercise any remedies granted to a secured party under the Commercial Code of the State of California and the general laws of the State of California with respect to the enforcement of the security interests granted or reserved hereunder.

                 (d) Secured Party may require Debtor to assemble all or any part of the Collateral and make it available to Secured Party at any reasonably convenient location.

                 (e) Secured Party shall have the right to exercise any and all other rights and remedies which may be available at law or in equity.

         Secured Party shall have the right to enforce one or more remedies provided by this Section 6 successively or concurrently, and such action shall not stop or prevent Secured Party from pursuing any further remedy which it may have under this Section 6 or which is described under said laws. Debtor shall reimburse Secured Party for any and all legal costs, including reasonable attorneys' fees, and other expenses incurred in collecting any sums payable by Debtor pursuant to any Obligation secured hereunder, enforcing any term or provision of this Security Agreement, checking, handling, preparing for sale, collecting or selling the Collateral or in preparing or enforcing any agreement relating thereto. If a sufficient sum is not realized from the disposition of the Collateral to pay all of the Obligations, Debtor hereby promises and agrees to pay Secured Party any deficiency.

         7. Obligation of Debtor Unconditional. Debtor's requirements to perform and observe the agreements and covenants on its part contained herein shall be absolute and unconditional. Until such time as all payments under the Deeds of Trust, this Security Agreement, the Guaranty and the Loan Agreement shall have been made, Debtor (i) shall perform and observe all of its agreements and covenants contained in this Security Agreement; and (ii) shall not terminate this Security Agreement for any cause, including without limitation any acts or circumstances that may constitute failure of consideration, destruction of, or damage to, the Collateral, commer-cial frustration of purpose, any change in the laws of the United States of America or of the State of California or any political subdivision of either, or any failure of Secured Party to perform or observe any agreement, whether express or implied, or any duty, liability or obligation, arising out of or connected with this Security Agreement.

         8. Entire Agreement; Waiver. This Security Agreement, togetherwith those provisions of the Guaranty and the Deeds of Trust alluded to herein, constitutes the entire agreement between Debtor and Secured Party pertaining to the subject matter contained herein. This Security Agreement may not be amended, changed, modified, altered or terminated except by a written instrument signed by Secured Party and Debtor.

         9. Notices. All notices or communications herein required or permitted to be given shall be in writing and shall be governed in all respects pursuant to Section 16 of the Guaranty, except that notices to Trustee shall be governed by the Loan Agreement.

         10. Severability. In the event any provision of this Security Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         11. Section Headings. The subject headings and the sections and subsections of this Security Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any such provisions.

         12. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California.

         13. Definitions. Unless otherwise defined, words used herein have the meanings given them in the Commercial Code of California.

         14. Execution of Counterparts. This Security Agreement may be simultaneously executed in several counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.

                 IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be duly executed as of the date and year first above written.


                                          "Debtor":

                                          CHARLES KING & ASSOCIATES
                                          a California limited partnership


                                          By: /s/ Charles W. King Jr.
                                              -------------------------------
                                              Charles W. King., Jr.,
                                              its sole general partner

                                  EXHIBIT "A"

                         (14054-14072 Catalina Street)

                 All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of San Leandro, County of Alameda, State of California, and described as follows:


PARCEL ONE:

PARCEL A, PARCEL MAP NO. 1871, PILED MAY 6, 1976 BOOK 89 OF PARCEL MAPS, PAGE 85, ALAMEDA COUNTY RECORDS.

RESERVING FROM PARCEL ONE:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE SOUTHEASTERLY LINE THEREOF BEING THE SOUTHEASTERLY LINE OF SAID PARCEL A OF PARCEL MAP NO. 1871.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE NORTHWESTERLY LINE THEREOF BEING THE SOUTHEASTERLY LINE OF PARCEL A. PARCEL MAP NO. 1071, FILED MAY 69, 1976, BOOK 89, OF PARCEL MAPS, PAGE 85, ALAMEDA COUNTY RECORDS.

A.P. NO. 080G-0931-018





                                  Exhibit "A"

                                  EXHIBIT "A"
                        (14226 - 14266 Catalina Street)


                 All that certain real property together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of San Leandro, County of Alameda, State of California, and described as follows:

PARCEL ONE:

PARCEL 1, PARCEL MAP NO. 2044, FILED DECEMBER 16, 1976 BOOK 94 OF PARCEL MAPS, PACE 21, ALAMEDA COUNTY RECORDS.

RESERVING FROM PARCEL ONE:

A) A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES FOR THE BENEFIT OF PARCEL AT PARCEL MAP NO. 1871, FILED MAY 6, 1976, BOOK 89 OF PARCEL MAPS, PAGE 85, OFFICIAL RECORDS, OVER A STRIP OF LAND 30 FEET WIDE, THE NORTHWESTERLY LINE THEREOF BEING THE NORTHWESTERLY LINE OF SAID PARCEL As OF PARCEL MAP NO. 2044.

B) A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES FOR THE BENEFIT OF PARCEL 2, PARCEL MAP 2044, FILED DECEMBER 16, 1976, BOOK 94, PAGE 21, OFFICIAL RECORDS, OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHEASTERLY LINE THEREOF BEING THE SOUTHEASTERLY LINE OF SAID PARCEL 1 OF PARCEL MAP NO. 2044.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHEASTERLY LINE THEREOF BEING THE NORTHWESTERLY LINE OF PARCEL 1, PARCEL MAP NO. 2044, FILED DECEMBER 16, 1976, BOOK 94, OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE NORTHWESTERLY LINE THEREOF BEING THE SOUTHEASTERLY LINE OF PARCEL 1, PARCEL MAP NO. 2044, FILED DECEMBER 16, 1976, BOOK 94, OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 080G-0932-027





                                  Exhibit "A"

                                  EXHIBIT "A"

                            (14400 Catalina Street)

                 All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of San Leandro, County of Alameda, State of California, and described as follows:

PARCEL ONE:

PARCEL IS PARCEL MAP NO. 2379, FILED DECEMBER 27, 1977, BOOK 98, OF PARCEL MAPS, PAGE 92, ALAMEDA COUNTY RECORDS.

RESERVING FROM PARCEL ONE:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE NORTHWESTERLY LINE THEREOF BEING THE NORTHWESTERLY LINE OF SAID PARCEL 1 OF PARCEL MAP NO. 2379.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO PARCEL 1 ABOVE, FOR OPEN SPACE AND VEHICLE ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE SOUTHERLY LINE THEREOF BEING THE NORTHWESTERN LINE OF PARCEL R, PARCEL MAP NO. 2181, FILED JULY 29, 1977, BOOK 97, OF PARCEL MAPS PAGE 72, ALAMEDA COUNTY RECORDS.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO PARCEL ONE ABOVE, FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE THE NORTHWESTERLY LINE OF WHICH IS THE NORTHERLY LINE OF PARCEL 2 OF PARCEL MAP NO. 2379, FILED DECEMBER 27, 1977, BOOK 98, OF PARCEL MAPS, PAGE 92, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 080G-0932-031





                                  Exhibit "A"

                                  EXHIBIT "A"

                           (20408 Corsair Boulevard)



         All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:


LOTS 1 AND 2, AS SHOWN ON THE MAP OF TRACT 3046, FILED AUGUST
14, 1969, IN BOOK 63 OF MAPS, PAGES 8 TO 14, INCLUSIVE, ALAMEDA
COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 432-0114-012-01





                                  EXHIBIT "A"

                                  EXHIBIT "A"

                        (20464-20472 Corsair Boulevard)


                 All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:


PARCEL 1 AS SHOWN ON PARCEL MAP NO. 417, FILED JANUARY 10, 1969, IN BOOK 58 OF MAPS, PAGE 76, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY

ASSESSOR'S PARCEL NO. 432-0101-030





                                  EXHIBIT "A"
                                  Page 5 of 5